                                              1933 Act Registration No.  33-3920
                                              1940 Act Registration No. 811-4615

       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999
       ---------------------------------------------------------------------
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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                                                       ------
                          Post-Effective Amendment No.   24
                                                       ------

                                       AND/OR

                          REGISTRATION STATEMENT UNDER THE
                           INVESTMENT COMPANY ACT OF 1940
                                Amendment No.    24
                                                ----
                          (Check appropriate box or boxes)

                              FORTIS SERIES FUND, INC.
                 (Exact Name of Registrant as Specified in Charter)

                                500 Bielenberg Drive
                              Woodbury, Minnesota  55125
                 (Address of Principal Executive Offices, Zip Code)

                                   (651) 738-4000
                (Registrant's Telephone Number, including Area Code)

                               Scott R. Plummer, Esq.
                                500 Bielenberg Drive
                             Woodbury, Minnesota  55125
                      (Name and Address of Agent for Service)

                                      COPY TO:
                            Kathleen L. Prudhomme, Esq.
                                Dorsey & Whitney LLP
                               220 South Sixth Street
                         Minneapolis, Minnesota  55402-1498

It is proposed that this filing will become effective (check appropriate box):

              immediately upon filing pursuant to paragraph (b) of Rule 485
          ---
              on (specify date) pursuant to paragraph (b) of Rule 485
          ---
              75 days after filing pursuant to paragraph (a) of Rule 485
          ---
           X  on May 1, 1999 pursuant to paragraph (a) of Rule 485
          ---
              60 days after filing pursuant to paragraph (a) of Rule 485
          ---
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
TABLE OF CONTENTS
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
                                                                                                              PAGE
The Series
  Money Market Series....................................................................................           1
  U.S. Government Securities Series......................................................................           3
  Diversified Income Series..............................................................................           5
  Global Bond Series.....................................................................................           7
  High Yield Series......................................................................................           9
  Global Asset Allocation Series.........................................................................          11
  Asset Allocation Series................................................................................          14
  Value Series...........................................................................................          17
  Growth & Income Series.................................................................................          19
  S&P 500 Index Series...................................................................................          21
  Blue Chip Stock Series.................................................................................          23
  International Stock Series.............................................................................          25
  Mid Cap Stock Series...................................................................................          27
  Small Cap Value Series.................................................................................          29
  Global Growth Series...................................................................................          31
  Large Cap Growth Series................................................................................          33
  Growth Stock Series....................................................................................          35
  Aggressive Growth Series...............................................................................          37

Shareholder Information
  Separate Accounts and the Contracts....................................................................          39
  Pricing of Fund Shares.................................................................................          39
  Purchase and Redemption of Fund Shares.................................................................          39
  Transfers Among Subaccounts............................................................................          39
  Dividends and Distributions............................................................................
  Taxation...............................................................................................          39
  Contract Owner Inquiries...............................................................................          39

Series Management
  Investment Adviser.....................................................................................          40
  Portfolio Management...................................................................................
  The Sub-Advisers.......................................................................................          41

More Information on Series Objectives, Investment Strategies and Risks
  Objectives.............................................................................................          44
  Investment Strategies..................................................................................          44
  Principal Risks........................................................................................          45

Financial Highlights.....................................................................................          49

THE SERIES
-------------------------------------------------------------------

This section briefly describes the objectives, principal investment strategies and principal risks of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series (the "Series"). It also provides you with information on how each Series has performed. For further information on a Series, please read the section entitled "More Information on Series Objectives, Investment Strategies and Risks."

AN INVESTMENT IN A SERIES IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

MONEY MARKET SERIES

OBJECTIVE

Money Market Series' objectives are high levels of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Money Market Series pursues its objective by investing in high quality, short-term debt obligations, including:

    - commercial paper;

    - obligations of United States, Canadian-chartered and foreign banks having total assets in excess of one billion dollars, including certificates of deposits, letters of credit and bankers' acceptances;

    - obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

    - other corporate debt obligations; and

    - repurchase agreements in connection with the above obligations.

Unlike a traditional money market mutual fund, the Series does not attempt to maintain its net asset value at any set price. The Series does, however, attempt to maintain a high level of capital stability by investing only in U.S. dollar-denominated securities that mature in 397 days or less, except that obligations issued by the United States Government, its agencies or instrumentalities may have maturities of up to 762 days. The Series may invest in securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to regulations which allow the Series to consider some of the securities to have maturities shorter than their stated maturity dates. Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less. All of the Series investments must be in high quality securities which have been determined by the Series' adviser to present minimal credit risk.

PRINCIPAL RISKS

Money Market Series' share price and yield will change daily because of changes in interest rates and other factors. The principal risks of investing in Money Market Series include:

    - INTEREST RATE RISK. Debt obligations in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Securities with longer maturities generally have more volatile prices than securities of comparable quality with shorter maturities.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - FOREIGN INVESTMENT RISKS. The Series' investment in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Money Market Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table illustrates the Series' performance over different time periods. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURN AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was    %.

BEST QUARTER:               %  quarter ending           , 199
WORST QUARTER:              %  quarter ending           , 199

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Money Market Series................................................................           .%           .%           .%

U.S. GOVERNMENT SERIES

OBJECTIVE

The objective of the U.S. Government Series is to maximize total return (from income and market value change), while providing you with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES

U.S. Government Series pursues its objective by investing primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Series invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Series may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. It is anticipated that the duration of the Series will be between three and seven years.

The Series' investments in mortgage-backed securities may include U.S. Government agency-backed collateralized mortgage obligations ("CMOs"). Some types of CMOs, such as interest-only classes ("IOs"), principal-only classes ("POs"), inverse floaters and accrual bonds, can be highly volatile in response to changing interest rates. The Series will not invest more than 5% of its net assets in any one of these types of securities or more than 10% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds.

The Series also may invest in zero coupon obligations of the U.S. Government and its agencies. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.

The Series' portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of different asset categories. The decision to purchase a particular security is based upon a number of factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.) and diversification in the Series.

PRINCIPAL RISKS

U.S. Government Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in U.S. Government Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF MORTGAGE-BACKED SECURITIES. Because the Series may invest significantly in mortgage-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages underlying the Series' mortgage-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new mortgage investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause mortgage prepayments to slow, which would lengthen the duration of the Series' mortgage-backed securities and cause their prices to decline.

SERIES PERFORMANCE

The bar chart and table below provide you with information on U.S. Government Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURN AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending           , 199
WORST QUARTER:             %  quarter ending           , 199

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
U.S. Government Series.............................................................           .%           .%           .%
Lehman Brothers Intermediate Government Bond Index*................................           .%           .%           .%

------------------------

* An unmanaged index of government bonds with an average maturity of eight to nine years.

DIVERSIFIED INCOME SERIES

OBJECTIVE

The objective of Diversified Income Series is to maximize total return from income and market value change.

PRINCIPAL INVESTMENT STRATEGIES

Diversified Income Series pursues its objective by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds, including:

    - corporate fixed income securities;

    - securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    - mortgage-backed securities;

    - asset-backed securities;

    - repurchase agreements;

    - commercial paper; and

    - cash and income producing cash equivalents.

The Series may invest up to 30% of its total assets in non-investment grade corporate bonds (sometimes referred to as "junk bonds" or "high yield" securities) and unrated corporate bonds. Up to 10% of the Series' assets may be invested in "non-performing" securities. These are securities rated lower than Caa by Moody's Investors Service ("Moody's") or CCC by Standard & Poor's Ratings Service ("S&P"), that are comparably rated by another nationally recognized rating organization, or that are unrated and determined by the Series' adviser to be of comparable quality . Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest.

The Series' portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of different asset categories. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund. It is anticipated that the duration of
the Series will be between    and    years.

PRINCIPAL RISKS

Diversified Income Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Diversified Income Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities with comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Because the Series may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the obligations underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause prepayments on the obligations to slow, which would lengthen the duration of the Series' mortgage- and asset-backed securities and cause their prices to decline.

    - RISKS OF HIGH YIELD, HIGH RISK SECURITIES. A significant portion of the Series' portfolio may consist of non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Diversified Income Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURN AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Diversified Income Series..........................................................           .%           .%           .%
Lehman Brothers Aggregate Bond Index*..............................................           .%           .%           .%

------------------------

 * An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

GLOBAL BOND SERIES

OBJECTIVE

The objective of Global Bond Series is total return from current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Global Bond Series pursues its objective by investing in a portfolio of fixed income securities from issuers located throughout the world, including the United States. The Series portfolio consists principally of high quality fixed income securities issued or guaranteed by:

    - U.S. and foreign governments and their agencies and instrumentalities;

    - government-related issuers, and

    - supranational organizations, such as the World Bank and the European Economic Community.

The Series also invests in corporate fixed-income securities issued by foreign or U.S. companies; certificates of deposit, bankers' acceptances and time deposits, and commercial paper issued by foreign or U.S. companies.

At least 90% of the Series' assets will be in high quality securities. These securities will be rated in the two highest rating categories by Moody's, S&P or another nationally recognized rating organization or, if unrated, determined to be of comparable quality by the Series' sub-adviser. Although the Series emphasizes investments in developed countries, up to 20% of its assets may be invested in emerging markets.

In selecting securities for the Series, the Series sub-adviser, Mercury Asset Management plc ("Mercury") assesses real interest rates, inflationary trends and yield curves in the global fixed income markets and combines this with a separate currency analysis that focuses on relative interest rate differentials and economic competitiveness. Mercury then seeks to establish overweight positions in markets that appear to offer the most attractive yield curves and the highest yields over and above future inflation. It is anticipated that the duration of the Series will range from two to eight years.

The Series may enter into interest rate futures contracts and options thereon for hedging purposes and for efficient portfolio management. The Series also may engage in forward currency exchange contracts and currency financial futures and options, both to hedge its portfolio and to enhance returns.

PRINCIPAL RISKS

Global Bond Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities with comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most series which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF INTEREST RATE FUTURES CONTRACTS AND FOREIGN CURRENCY HEDGING TRANSACTIONS. The use of interest rate futures contracts and foreign currency hedging transactions exposes the Series to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to correctly forecast the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged.

    - RISKS OF NON-DIVERSIFICATION. Global Bond Series is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Series' performance more than if the Series were diversified.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Global Bond Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURN AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Global Bond Series.................................................................           .%           .%           .%
Salomon Brothers World Government Bond Index*......................................           .%           .%           .%

------------------------

 * An unmanaged index of world government bonds with maturities of at least one year.

HIGH YIELD SERIES

OBJECTIVE

The objective of High Yield Series is to maximize return from income and market value change.

PRINCIPAL INVESTMENT STRATEGIES

High Yield Series pursues its objective by investing primarily in a portfolio of non-investment grade fixed income securities, also referred to as "high yield" securities or "junk bonds." It is anticipated that the duration of the Series will be between three and seven years.

The Series may invest without limitation in securities rated as low as Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating organization. In addition, up to 10% of the Series' assets may be invested in "non-performing" securities rated lower than Caa or CCC. Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest. The Series may also invest in unrated securities which the Series' adviser believes are of comparable quality to those rated within the foregoing categories.

The Series' investments may include payment-in-kind bonds and zero coupon bonds. The market prices for these securities are affected to a greater extent by interest rate changes and are more volatile than the market prices of securities that pay interest periodically and in cash.

The Series also may invest in U.S. Government agency-backed collateralized mortgage obligations ("CMOs"). Some types of CMOs, such as interest-only classes ("IOs"), principal-only classes ("POs"), inverse floaters and accrual bonds, can be highly volatile in response to changing interest rates. The Series will not invest more than 7.5% of its net assets in any one of these types of securities or more than 15% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds.

The Series' portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of different asset categories. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Series.

PRINCIPAL RISKS

High Yield Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in High Yield Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities with comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF HIGH YIELD, HIGH RISK SECURITIES. The Series invests primarily in non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

SERIES PERFORMANCE

The bar chart and table below provide you with information on High Yield Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURN AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
High Yield Series..................................................................           .%           .%           .%
Lehman Brothers High Yield Index*..................................................           .%           .%           .%

------------------------

 * An unmanaged index of lower quality, high yield corporate debt securities.

GLOBAL ASSET ALLOCATION SERIES

OBJECTIVE

The objective of Global Asset Allocation Series is maximum total return to be derived primarily from capital appreciation, dividends and interest.

PRINCIPAL INVESTMENT STRATEGIES

Global Asset Allocation Series invests in equity and fixed-income securities of issuers located throughout the world, including the United States. The Series pursues its objective by following a flexible asset allocation strategy. This strategy contemplates increased ownership of global equity securities during periods when stock market conditions appear favorable and increased ownership of global fixed-income securities during periods when stock market conditions are less favorable. The Series' investments may include securities of issuers located in emerging markets.

    - EQUITY INVESTMENTS. The Series' equity investments may include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Series may also invest in American Depositary Receipts, European Depositary Receipts and other depositary receipts.

    - FIXED-INCOME INVESTMENTS. Fixed-income investments in which the Series invests include securities issued or guaranteed by U.S. and foreign governments and their agencies and instrumentalities, securities of supranational entities, Eurobonds and corporate bonds with varying maturities denominated in various currencies and money market instruments.

In selecting equity securities for the Series, the Series' sub-adviser, Morgan Stanley Asset Management Limited ("Morgan Stanley"), initially identifies those securities that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and, where appropriate, revenues. Morgan Stanley then evaluates the future value of these securities by applying a dividend discount model to the information obtained. Holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to meet Morgan Stanley's value criteria. Securities that no longer conform to those criteria are sold.

In selecting fixed-income securities, Morgan Stanley evaluates the currency, market and individual features of the securities being considered for investment. The Series seeks to minimize investment risk by investing in fixed-income securities rated A or better by S&P or Moody's, comparably rated by another nationally recognized rating agency or, if unrated, determined to be of comparable quality by Morgan Stanley. Morgan Stanley will attempt to maintain an
average effective duration of    to    years for the debt securities portion of
the Series' portfolio.

The Series may engage in forward currency exchange contracts and currency financial futures and options, both to hedge its portfolio against unfavorable currency movements and to enhance returns.

PRINCIPAL RISKS

Global Asset Allocation Series' share price and yield will change daily because of changes in stock prices, interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series looks for stocks which appear to be undervalued in relation to the issuer's assets, cash flow, earnings and, where appropriate, revenues. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the Series' sub-adviser believes is its true value, or that the stock's price will go down.

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities with comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most series which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. The use of foreign currency hedging transactions exposes the Series to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to correctly forecast the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the currencies being hedged.

    - RISKS OF ACTIVE MANAGEMENT. Because the Series may invest in a wide range of investments and markets, the Series' investment adviser has substantially more investment discretion than the advisers of most mutual funds. The performance of the Series will reflect in part the adviser's ability to effectively allocate the Series' assets among these investments and markets.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Global Asset Allocation Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Global Asset Allocation Series.....................................................           .%           .%           .%
Salomon Brothers World Government Bond Index*......................................           .%           .%           .%
MSCI World Index**.................................................................           .%           .%           .%

------------------------

 * An unmanaged index of world government bonds with maturities of at least one year.

** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

ASSET ALLOCATION SERIES

OBJECTIVE

The objective of Asset Allocation Series is maximum total return to be derived primarily from capital appreciation, dividends and interest.

PRINCIPAL INVESTMENT STRATEGIES

Asset Allocation Series invests in equity and fixed-income securities. The Series pursues its objective by following a flexible asset allocation strategy. This strategy contemplates increased ownership of equity securities during periods when stock market conditions appear favorable and increased ownership of fixed-income securities during periods when stock market conditions are less favorable. Depending on prevailing economic and market conditions, the Series may at any given time be primarily comprised of equity securities, fixed-income securities, short-term money market securities or any combination of these securities. The Series' investments may include the following:

    - EQUITY SECURITIES. The Series' equity security investments may include common stocks, preferred stocks and securities convertible into common stocks.

    - U.S. GOVERNMENT SECURITIES. The Series may invest in securities issued or guaranteed by the United States Government, it agencies or instrumentalities.

    - MORTGAGE-BACKED SECURITIES. The Series may invest in mortgage-backed securities, including pass-through certificates issued by the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA") and collateralized mortgage obligations ("CMOs"). CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities.

    - ASSET-BACKED SECURITIES. The Series may invest in asset-backed securities, which are similar to CMOs, but backed by other types of obligations, such as automobile loans, home equity loans or credit card receivables.

    - ZERO COUPON OBLIGATIONS. The Series may invest in zero coupon obligations issued by the U.S. Government and its agencies and by corporate issuers. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.

    - MUNICIPAL OBLIGATIONS. The Series may invest up to 20% of its total assets in municipal securities during periods when these securities appear to offer more attractive returns than taxable securities.

    - CORPORATE BONDS. The Series may invest without limitation in corporate bonds rated within the four highest grades at the time of purchase by Moody's or S&P, or comparably rated by another nationally recognized rating organization. These are commonly referred to as "investment grade" securities. In addition, the Series may invest up to 30% of its total assets in securities rated lower than investment grade, commonly known as "junk bonds." The Series will not invest in bonds rated below Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating organization.

    - BANK OBLIGATIONS. The Series may invest in obligations of United States banks, and in U.S. dollar denominated obligations of Canadian chartered banks and United States branches or agencies of foreign banks.

    - COMMERCIAL PAPER. The Series may invest in commercial paper rated at the time of purchase Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or comparably rated by another nationally recognized rating organization, or unrated and issued by a corporation with an outstanding debt issue rated A or better by Moody's or Standard & Poor's or comparably rated by another nationally recognized rating organization.

The Series may invest up to 20% of its net assets in securities of foreign governments and companies.

In managing the equity portion of the Series' portfolio, the Series' adviser generally invests in equity securities of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market shares. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. The adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.

The adviser bases its decision to purchase a particular fixed-income security upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund. The Series will attempt to maintain an average effective duration of three to seven years for the debt securities portion of its portfolio.

PRINCIPAL RISKS

Asset Allocation Series' share price and yield will change daily because of changes in stock prices, interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Asset Allocation Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. In investing in equity securities, the Series' adviser generally invests in companies that it believes have the potential for above-average earnings growth. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' adviser had anticipated.

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Series' portfolio may consist of non-investment grade debt securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Because the Series may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the obligations underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause prepayments on the obligations to slow, which would lengthen the duration of the Series' mortgage- and asset-backed securities and cause their prices to decline.

    - RISKS OF FOREIGN INVESTMENT. Investing in foreign securities involves risks not typically associated with U.S. investing. These investments may involve increased political and economic risk. In addition, the Series may experience a decline in unit value resulting from changes in exchange rates between the United States dollar and foreign currencies.

    - RISKS OF ACTIVE MANAGEMENT. Because the Series may invest in a wide range of investments, the Series' investment adviser has substantially more investment discretion than the advisers of most mutual funds. The performance of the Series will reflect in part the adviser's ability to effectively allocate the Series' assets among these investments.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Asset Allocation Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Asset Allocation Series............................................................           .%           .%           .%
Lehman Brothers Aggregate Bond Index*..............................................           .%           .%           .%
S&P 500 Index**....................................................................           .%           .%           .%

------------------------

 * An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.

** An unmanaged index of 500 common stocks.

VALUE SERIES

OBJECTIVE

The objective of Value Series is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Value Series invests primarily in common stocks and securities convertible into common stocks. The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser selects stocks based on a concept of fundamental value, seeking to identify companies whose shares appear inexpensive relative to anticipated profit and dividend growth. The primary emphasis is placed on companies expected to experience a significant acceleration in earnings over the next three to five years. The prices of these stocks typically do not fully reflect such improvement. Often such a stock is "out of favor" and priced low relative to the company's earnings, cash flow and book value. A second source of "value" stocks is provided by companies expected to sustain their historic rate of growth but which are selling at a low price to earning ratio in relation to this anticipated growth.

Under normal market conditions, it is the Series' intention to maintain a median market capitalization for its portfolio of over $1 billion--making the Series a "mid to large cap value series." The Series' median market capitalization was
$       as of           , 199 .

PRINCIPAL RISKS

Value Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Value Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of mid and large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series looks for companies whose stocks appear inexpensive relative to anticipated profit and dividend growth. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the Series' adviser believes is its true value, or that the stock's price will go down.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of large companies.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Value Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR     FIVE YEARS      TEN YEARS
                                                                                     -----------  -------------  -------------
Value Series.......................................................................           .%            .%             .%
S&P 500 Index*.....................................................................           .%            .%             .%

------------------------

* An unmanaged index of 500 common stocks.

GROWTH & INCOME SERIES

OBJECTIVE

The objectives of Growth & Income Series are capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Growth & Income Series invests primarily in common stocks and securities convertible into common stocks with an emphasis on stocks of companies that have a history of dividend payments. The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser may select stocks using either a "value" or a "growth" philosophy. In looking for growth stocks, the adviser seeks to identify companies whose earnings and revenue growth potential exceed industry averages. Value stocks are those which the adviser believes are inexpensive relative to anticipated profit and dividend growth.

Under normal market conditions, the Series intends to maintain a median market capitalization for its portfolio of greater than $5 billion making it a "large
cap series." The Series' median market capitalization was $       as of
         , 199 .

PRINCIPAL RISKS

Growth & Income Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series.

The principal risk of investing in Growth & Income Series is the risk that prices of stocks in the Series' portfolio will decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Growth & Income Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Growth & Income Series.............................................................           .%           .%           .%
S&P 500 Index*.....................................................................           .%           .%           .%

------------------------

 * An unmanaged index of 500 common stocks.

S&P 500 INDEX SERIES

OBJECTIVE

The objective of S&P 500 Index Series is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "Index").

PRINCIPAL INVESTMENT STRATEGIES

S&P 500 Index Series generally invests at least 95% of its total assets in the common stocks included in the Index. The Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Series may also use stock index futures contracts, options on such contracts and options on stock indices as a substitute for the sale or purchase of securities.

The Series' sub-adviser, The Dreyfus Corporation, utilizes a passive investment approach, attempting to duplicate the investment performance of the S&P 500 Index through statistical procedures. The Series expects to invest in all 500 stocks in the Index in proportion to their weighting in the Index. To the extent that the size of the Series does not permit it to invest in all 500 stocks in the Index, the Series will purchase a representative sample of stocks from each industry sector included in the Index in proportion to that industry's weighting in the Index.

Because the Series may not always hold all of the stocks included in the Index, and because the Series has expenses and the Index does not, the Series will not duplicate the Index's performance precisely. However, the Series' adviser and sub-adviser believe there should be a close correlation between the Series performance and that of the Index in both rising and falling markets. The Series attempts to achieve a correlation between the performance of its investments and that of the Index of at least 0.95, before deduction of expenses. A correlation of 1.00 would represent perfect correlation between Series and Index performance. If the Series fails to achieve an appropriate level of correlation over time, the Series' Board of Directors will consider alternative strategies for the Series.

STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SERIES. THE SERIES IS NOT SPONSORED, ENDORSED OR SOLD BY STANDARD & POOR'S.

PRINCIPAL RISKS

S&P 500 Index Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of the companies in the Index may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - FAILURE TO MATCH PERFORMANCE OF THE INDEX. The Series' ability to replicate the performance of the Index may be affected by, among other things, changes in securities markets, changes in the composition of the Index, and the timing of purchases and redemptions of Series shares.

    - RISKS OF AN INDEXING STRATEGY. The Series uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock market performance.

    - RISKS OF FUTURES AND OPTIONS. The use of options and futures contracts exposes the Series to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to correctly forecast the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on S&P 500 Index Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
S&P 500 Index Series...............................................................           .%           .%           .%
S&P 500 Index*.....................................................................           .%           .%           .%

------------------------

 * An unmanaged index of 500 common stocks.

BLUE CHIP STOCK SERIES

OBJECTIVE

The primary objective of Blue Chip Stock Series is long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Blue Chip Stock Series pursues its objectives by primarily investing in common stocks of large and medium-sized blue chip companies, as defined by T. Rowe Price, the sub-adviser to the Series. These are companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. The approach of T. Rowe Price reflects their belief that good company fundamentals combined with a positive industry outlook will ultimately reward investors with a higher stock price. T. Rowe Price looks for companies that offer leading market positions, seasoned management teams, and strong financial fundamentals. Where possible, it seeks stocks attractively priced relative to their long-term value. Many of the stocks in the Series' portfolio are expected to pay dividends.

While most of the Series' assets will be invested in U.S. common stocks, the Series may also purchase other types of securities, including foreign securities, preferred stocks, convertible stocks and bonds, and warrants, when they are considered consistent with the Series' investment objectives. The Series may also buy and sell futures and options contracts. This will be done primarily to hedge the value of the Series' portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

PRINCIPAL RISKS

Blue Chip Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks or blue chip stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes have the potential for above-average earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

    - RISKS OF MEDIUM SIZED COMPANIES. Medium-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

    - RISKS OF FOREIGN INVESTMENT. Investing in foreign securities involves risks not typically associated with U.S. investing. These investments may involve increased political and economic risk. In addition, the Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. .

    - RISKS OF FUTURES AND OPTIONS. The use of options and futures contracts exposes the Series to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to correctly forecast the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Blue Chip Stock Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Blue Chip Stock Series.............................................................           .%           .%           .%
S&P 500 Index*.....................................................................           .%           .%           .%

------------------------

 * An unmanaged index of 500 common stocks.

INTERNATIONAL STOCK SERIES

OBJECTIVE

The objective of International Stock Series is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

International Stock Series invests primarily in equity securities of non-United States companies that the Series' sbu-adviser, Lazard Asset Management ("Lazard") believes to be undervalued. The allocation of the Series' assets among geographic sectors may shift from time to time based on Lazard's judgment. However, Lazard currently intends to invest the series' assets primarily in companies based in Continental Europe, the United Kingdom and the Pacific Basin.

In selecting investments for the Series, Lazard looks for companies worldwide that it believes to be undervalued based on their return on equity. Lazard looks for indicators such as low price to earnings ratios, high yields, unrecognized assets, potential for management change and the potential to improve profitability. Lazard focuses on individual stock selection rather than on forecasting stock market trends.

The Series may engage in forward currency exchange contracts and currency financial futures and options, both to hedge its portfolio against unfavorable currency movements and to enhance returns.

PRINCIPAL RISKS

International Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in International Stock Series include:

    - RISKS OF EQUITY SECURITIES. Prices of equity securities in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series sub-adviser looks for companies worldwide that it believes to be undervalued based on their return on equity. These stocks can remain undervalued for years. There is a risk that a stock's prices will never reach what the sub-adviser believes is its true value, or that the stock's price will go down.

    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most series which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

    - RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. The use of foreign currency hedging transactions exposes the Series to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to correctly forecast the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the currencies being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on International Stock Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
International Stock Series.........................................................           .%           .%           .%
MSCI EAFE Index*...................................................................           .%           .%           .%

------------------------

 * An unmanaged index of stocks of Europe, Australia and the Far East.

MID CAP STOCK SERIES

OBJECTIVE

The objective of Mid Cap Stock Series is total investment returns, including capital appreciation and income, that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap").

PRINCIPAL INVESTMENT STRATEGIES

The Mid Cap Stock Series invests primarily in common stocks of medium capitalization companies that have a market values between $200 million and $5 billion.

The Series sub-adviser, The Dreyfus Corporation ("Dreyfus"), selects common stocks so that, in the aggregate, the investment characteristics and risk profile of the Series are similar to those of the S&P MidCap. However, the Series seeks to invest in stocks that, in the aggregate, will provide a higher return than the S&P MidCap. The Series is not an index series and its investments are not limited to securities of issuers included in the S&P MidCap.

Dreyfus utilizes computer techniques to track and, if possible, outperform the S&P MidCap. Dreyfus employs valuation models designed to identify common stocks of companies that are undervalued in order to construct a portfolio that resembles the S&P MidCap but is weighted toward the stocks that Dreyfus believes are most attractive.

The Series may buy and sell futures and options contracts. This will be done primarily to hedge the value of the Series' portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

PRINCIPAL RISKS

Mid Cap Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Mid Cap Stock Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of mid capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

    - RISKS OF FUTURES AND OPTIONS. The use of options and futures contracts exposes the Series to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to correctly forecast the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Mid Cap Stock Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

              ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Mid Cap Stock Series...............................................................           .%           .%           .%
S&P 400 Mid Cap Index*.............................................................           .%           .%           .%

------------------------

 * An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.

SMALL CAP VALUE SERIES

OBJECTIVE

The objective of Small Cap Value Series is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Small Cap Value Series primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Series' securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The Series is sub-advised by Berger Associates, Inc., which has contracted with Perkins, Wolf, McDonnell & Company (the "Manager") to provide day-to-day investment management for the Series. In selecting securities for the Series, the Manager generally looks for companies with:

    - a low price relative to their assets, earnings, cash flow or business franchise;

    - products and services that give them a competitive advantage; and

    - quality balance sheets and strong management.

The Manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

Under normal circumstances, the Series invests at least 65% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

PRINCIPAL RISKS

Small Cap Value Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Small Cap Value Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of small capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series sub-adviser looks for companies whose stock prices are believed to be undervalued. These stocks can remain undervalued for years. There is a risk that a stock's prices will never reach what the sub-adviser believes is its true value, or that the stock's price will go down.

    - RISKS OF SMALL CAPITALIZATION COMPANIES. The securities of small capitalization companies involve greater risk than is customarily associated with investments in larger companies. Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on a small, inexperienced management group. The securities of small capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements that securities of larger, more established companies or the market averages in general. The Series' investments are often focused in a small number of business sectors, which increases the risk should adverse economic developments occur in on of those sectors. In addition, the Series may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Small Cap Value Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Small Cap Value Series.............................................................           .%           .%           .%
Russell 2000 Index*................................................................           .%           .%           .%

------------------------

 * An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

GLOBAL GROWTH SERIES

OBJECTIVE

The objective of Global Growth Series is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Global Growth Series pursues its objectives by investing primarily in common stocks of issuers located in various developed countries and regions of the world, including the United States, Canada, the United Kingdom, other Western European nations, Japan and Australia. The Series focuses primarily on established growth companies with one of more of the following characteristics:

    - a dominant market position,

    - superior growth prospects,

    - strong management with a focused growth strategy, and

    - the ability to finance future growth.

The Series also may invest in common stocks of U.S. and non-U.S. emerging growth companies. These companies generally have smaller capitalizations than established growth companies. In selecting emerging growth companies, the Series' investment adviser looks for companies that it believes:

    - have the potential for earnings growth over time that is above the growth rate of more established companies, or

    - are early in their life cycles and have the potential to become major enterprises.

Although the Series invests primarily in common stocks of issuers located in developed countries, the series also may invest in less developed markets of the world. In selecting emerging market securities, the Series' investment adviser looks for companies with characteristics similar to those which it looks for in companies located in developed countries. Emerging market companies, however, have the potential to benefit from the economic growth of the developing region.

PRINCIPAL RISKS

Global Growth Series' share price will change daily because of changes in the values of the securities held by the Series. You may lose money if you invest in the Series. The principal risks of investing the Global Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of common stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most series which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF GROWTH STOCKS. The Series invests in stocks of both established and emerging growth companies. If the Series' adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' adviser anticipated.

    - RISKS OF SMALLER-CAPITALIZATION COMPANIES. The securities of both U.S. and non-U.S. smaller-capitalization companies involve greater risk than is customarily associated with investments in larger companies. Smaller capitalization companies often have limited product lines, markets or financial resources and they may be dependent on a small, inexperienced management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Global Growth Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Global Growth Series...............................................................           .%           .%           .%
MSCI World Index*..................................................................           .%           .%           .%

------------------------

 * An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

LARGE CAP GROWTH SERIES

OBJECTIVE

The objective of Large Cap Growth Series is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Large Cap Growth Series pursues its objective by investing primarily in the equity securities of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. Normally, about 40 to 50 companies will be represented in the Series' portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Series' assets. The Series' focus on a relatively small number of intensively researched companies is not typical of most equity mutual funds.

The subadviser of Large Cap Growth Series, Alliance Capital Management L.P. ("Alliance"), relies heavily upon the fundamental analysis and research of its large internal staff. The Alliance staff generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies with substantially above average prospective earnings growth that is not fully reflected in current market valuations.

Alliance expects the average market capitalization of companies represented in the Series' portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the S&P 500.

The Series may buy and sell futures and options contracts. This will be done primarily to hedge the value of the Series' portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

PRINCIPAL RISKS

Large Cap Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Large Cap Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF FOCUSING ON A SMALL NUMBER OF COMPANIES. Because the Series focuses on a limited number of companies, it may be more significantly affected by adverse developments in one of those companies than if it had held a more diverse portfolio of securities.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes are likely to achieve superior earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

    - RISKS OF FUTURES AND OPTIONS. The use of options and futures contracts exposes the Series to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to correctly forecast the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Large Cap Growth Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR     FIVE YEARS      TEN YEARS
                                                                                     -----------  -------------  -------------
Large Cap Growth Series............................................................           .%            .%             .%
S&P 500 Index*.....................................................................           .%            .%             .%

------------------------

* An unmanaged index of 500 common stocks.

GROWTH STOCK SERIES

OBJECTIVE

The objective of Growth Stock Series is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Growth Series invests primarily in common stocks and securities convertible into common stocks. The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser generally invests in equity securities of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, health balance sheets and the potential to gain market shares. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios.

Under normal market conditions, the Series intends to maintain a median market capitalization for its portfolio of $1 billion to $5 billion--making it a "mid
cap growth series." The Series' median market capitalization was $       as of
          , 199 .

PRINCIPAL RISKS

Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of mid capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the adviser believes have the potential for above-average earnings growth. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the adviser had anticipated.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Growth Stock Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was    %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR     FIVE YEARS      TEN YEARS
                                                                                     -----------  -------------  -------------
Growth Stock Series................................................................           .%            .%             .%
S&P 500 Index......................................................................           .%            .%             .%

------------------------

* An unmanaged index of 500 common stocks.

AGGRESSIVE GROWTH SERIES

OBJECTIVE

The objective of Aggressive Growth Series is maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Aggressive Growth Series invests primarily in common stocks and securities convertible into common stocks. The Series focuses on:

    - common stocks of small and medium sized companies that are early in their life cycles, but which the Series' adviser believes have the potential to become major enterprises (emerging growth companies); and

    - common stocks of more established companies whose rates of earnings growth are expected to accelerate because of special factors such as new products or services, changes in demand factors, basic changes in the economic environment or rejuvenated management.

The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser generally invests in equity securities of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, health balance sheets and the potential to gain market shares. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios.

Under normal market conditions, the Series intends to maintain a median market capitalization for its portfolio of less than $1 billion -- making it a "small
cap growth series." The Series median market capitalization was $       as of
         , 199 .

PRINCIPAL RISKS

Aggressive Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Aggressive Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the adviser believes have the potential for above-average earnings growth. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the adviser had anticipated.

    - RISKS OF SMALL CAPITALIZATION COMPANIES. The securities of small capitalization companies involve greater risk than is customarily associated with investments in larger companies. Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on a small, inexperienced management group. The securities of small capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements that securities of larger, more established companies or the market averages in general.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Aggressive Growth Series' volatility and performance. The bar chart shows you how performance of the Series' has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

             ANNUAL TOTAL RETURNS AS OF DECEMBER 31 EACH YEAR (%)*

                             [GRAPHIC]

* The Series' total return for the period from January 1, 1999 through March 31,
1999 was     %.

BEST QUARTER:              %  quarter ending          , 199
WORST QUARTER:             %  quarter ending          , 199

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Aggressive Growth Series...........................................................           .%           .%           .%
S&P 500 Index*.....................................................................           .%           .%           .%

------------------------

 * An unmanaged index of 500 common stocks.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------

SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in the Series are currently sold to separate accounts of Fortis Benefits and First Fortis which fund benefits under variable life insurance policies and variable annuity contracts issued by those companies. As a contract owner, you allocate the value of your contract among subaccounts of the separate accounts. Each subaccount invests in a different Series. The rights of the separate accounts as shareholders should be distinguished from your rights as a contract owner, which are described in your variable life insurance policy or variable annuity contract.

PRICING OF SERIES SHARES

Your subaccount's unit value at the time of purchase is equal to the corresponding Series' net asset value per share next calculated after receipt of your purchase order. The net asset values of the Series' shares are determined as of the primary closing time of business on the New York Stock Exchange (the "Exchange") on each day the Exchange is open.

Each Series' net asset value per share is determined by dividing the value of the securities and other assets owned by the Series, less all liabilities, by the number of the Series' shares outstanding. The securities owned by the Series are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by the Series' adviser under supervision of the Board of Directors.

A significant portion of certain Series' assets may consist of securities of foreign issuers that trade on weekends or other days when the Series do not price their shares. As a result, the net asset value of each such Series' shares may change on days when the Series is not open for shareholder purchases or redemptions.

PURCHASE AND REDEMPTION OF SERIES SHARES

Series shares are offered only to the separate accounts. On each day when the Series value their assets, shares of the Series may be purchased or redeemed by the separate accounts based upon, among other things, the amounts of net premiums allocated to the separate accounts, dividends and distributions reinvested, transfers to and among subaccounts of the separate accounts, policy loans, loan repayments and benefit payments to be processed on that date. These purchases and redemptions for the separate accounts are effected at the net asset value per share for each Series determined as of that same date.

TRANSFERS AMONG SUBACCOUNTS

You may transfer amounts among the subaccounts available, and may change allocations of premiums as explained in the accompanying prospectus for the contracts. These transfers have the effect of changing your participation in the various Series. Transfers between subaccounts are not taxable to you under current Federal income tax law.

TAXATION

So long as each Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity and life insurance contracts, you will not be considered to be an owner of shares of the Series, and income earned with respect to the Contracts will not be taxed to you.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

CONTRACT OWNER INQUIRIES

For further information, please contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. If you are a New York contract owner, please contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

SERIES MANAGEMENT
-------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Series, and also serves as the Series' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for the management of the Series' business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Series.

Each Series pays Advisers a monthly fee for providing investment advisory services. Advisers has entered into investment sub-advisory agreements on behalf of Global Bond Series, Global Asset Allocation Series, International Stock Series, S&P 500 Index Series, Mid Cap Stock Series, Blue Chip Stock Series, Small Cap Value Series and Large Cap Growth Series. For their services, the sub-advisers are paid a fee by Advisers. During their most recent fiscal year, the Series paid the following investment advisory fees to Advisers:

                                                                                         ADVISORY FEE
                                                                                      AS A PERCENTAGE OF
                                                                                   AVERAGE DAILY NET ASSETS
                                                                                   -------------------------
Money Market Series..............................................................                   %
U.S. Government Securities Series................................................                   %
Diversified Income Series........................................................                   %
Global Bond Series...............................................................                   %
High Yield Series................................................................                   %
Global Asset Allocation Series...................................................                   %
Asset Allocation Series..........................................................                   %
Value Series.....................................................................                   %
Growth & Income Series...........................................................                   %
S&P 500 Index Series.............................................................                   %
Blue Chip Stock Series...........................................................                   %
International Stock Series.......................................................                   %
Mid Cap Stock Series.............................................................                   %
Small Cap Value Series...........................................................                   %
Global Growth Series.............................................................                   %
Large Cap Growth Series..........................................................                   %
Growth Stock Series..............................................................                   %
Aggressive Growth Series.........................................................                   %

Individuals affiliated with Advisers are responsible for the day-to-day management of Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series. Howard G. Hudson supervises the portfolio management of the fixed income Series, including the fixed income portion of the Asset Allocation Series. Lucinda S. Mezey supervises the portfolio management of the equity Series and the equity portion of the Asset Allocation Series. The individuals responsible for the day-to-day management of the Series are listed below.

MONEY MARKET SERIES. David C. Greenzang, Maroun M. Hayek and Robert C. Lindberg have been primarily responsible for the day-to-day management of the Series since 1995.

U.S. GOVERNMENT SECURITIES SERIES. Mr. Hayek, Christopher J. Pagano and Christopher J. Woods are primarily responsible for the day-to-day management of the Series. Messrs. Hayek and Woods have managed the Series since 1995 and Mr. Pagano since 1996.

DIVERSIFIED INCOME SERIES. Mr. Hayek, Mr. Pagano, Ho Wang and Mr. Woods are primarily responsible for the day-to-day management of the Series. Messrs. Hayek and Woods have managed the Series since 1995, Mr.Pagano since 1996 and Mr. Wang since 1998.

HIGH YIELD SERIES. Mr. Hayek, Mr. Lindberg and Mr. Wang are primarily responsible for the day-to-day management of the Series. Messrs. Hayek and Lindberg have managed the Series since 1995 and Mr. Wang since 1998.

ASSET ALLOCATION SERIES. Charles L. Mehlhouse has been primarily responsible for the day-to-day management of the equity portion of the Series since 1996. Messrs. Hayek, [Lindberg?], Pagano, Wang and Woods are primarily responsible for the day-to-day management of the fixed-income portion of the Series. Messrs. Hayek, [Lindberg] and Woods have managed the Series since 1995, Mr. Pagano since 1996 and Mr. Wang since 1998.

VALUE SERIES. Nicholas M. De Peyster has been primarily responsible for the day-to-day management of the Series since its inception.

GROWTH & INCOME SERIES. Mr. Mehlhouse has been primarily responsible for the day-to-day management of the Series since 1996.

GLOBAL GROWTH SERIES. James S. Byrd and Diane M. Gotham are primarily responsible for the day-to-day management of the Series. Mr. Byrd has managed the Series since its inception, Ms. Gotham since 1998.

GROWTH STOCK SERIES. Michael J. Romanowski has been primarily responsible for the day-to-day management of the Series since 1998.

AGGRESSIVE GROWTH SERIES. Laura E. Granger has been primarily responsible for the day-to-day management of the Series since 1998.

Additional information about these investment supervisors and portfolio managers is set forth below.

    - Mr. Hudson, an Executive Vice President of Advisers and Head of Fixed Income Investments of Advisers since 1991, has been managing fixed income securities for Fortis, Inc. since 1991.

    - Mr. Greenzang, a Money Market Portfolio Officer, has been involved in management of debt securities for Fortis, Inc. since 1992.

    - Mr. Hayek, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1987.

    - Mr. Lindberg, a Vice President of Advisers since 1993, has been managing debt securities for Advisers since that time.

    - Mr. Pagano, a Vice President of Advisers since 1996, has been managing debt securities for Advisers since that time. Prior to joining Advisers, Mr. Pagano was a Government Strategist for Merrill Lynch, New York, New York.

    - Mr. Wang, a Vice President of Advisers since 1998, has been managing non-investment grade fixed income securities since July 1998. From October 1995 to June 1998, Mr. Wang was a Senior Securities Analyst for Lord, Abbett & Co. in New York, New York. From 1992 to October 1995, he was a portfolio manager for New York Life in New York, New York.

    - Mr. Woods, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1993.

    - Ms. Mezey, an Executive Vice President of Advisers and Head of Equity Investments of Advisers since October 1997, manages equity securities for Advisers. From 1995 to October 1997, she was Chief Investment Officer, Alex Brown Capital Advisory and Trust Co., Baltimore, MD. From 1970 to 1995 she was employed by PNC Bank, Philadelphia, Pennsylvania with her last position being Senior Vice President and Head of Equity Investments.

    - Mr. Byrd has been an Executive Vice President of Advisers since 1995, prior to which he was a Vice President of Advisers.

    - Mr. De Peyster, a Vice President of Advisers since 1995, has managed equity securities for Advisers since 1991.

    - Ms. Granger, a Vice President of Advisers since 1998, manages equity securities for Advisers. From July 1993 to July 1998, she was portfolio manager for General Motors Investment Management in New York, New York.

    - Ms. Gotham has been a Vice President of Advisers since 1998. From 1994 to 1998 she was a securities analyst for Advisers.

    - Mr. Mehlhouse, a Vice President of Advisers, has managed equity securities for Advisers since 1996. From 1993 to 1996, he was a portfolio manager for Marshall & IIsley Bank Corp., Milwaukee, Wisconsin.

    - Mr. Romanowski, a Vice President of Advisers since 1998, was a portfolio manager for Value Line, New York, NY from October 1995 to March 1998, prior to which he was a securities analyst for Conning & Co. in Hartford, CT from 1992 to 1995.

SUB-ADVISERS

Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series each have a sub-adviser. The sub-advisers provide investment research, advice and supervision and furnish and conduct the management investment program for the Series, subject to the general control of Advisers and the Series' Board of Directors. The sub-adviser of each Series is also responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any.

GLOBAL BOND SERIES. Mercury Asset Management International Ltd. ("Mercury International"), 33 King William Street, London, EC4R 9AS, England, is the sub-adviser of the Global Bond Series. Mercury International is a wholly owned subsidiary of Mercury Asset Management Group Ltd. ("Mercury"), whose ultimate parent is Merrill Lynch & Co., Inc. Merrill Lynch manages in excess of $
of investments on behalf of clients. Mercury International manages in excess of
$        of investments.

The Global Product Strategy Committee of the Fixed Interest Division of Mercury International has primary portfolio management responsibility for the Global Bond Series. Each of the four members of the Strategy Committee is an officer or director of Mercury International.

GLOBAL ASSET ALLOCATION SERIES. Morgan Stanley Asset Management Limited ("Morgan Stanley"), 25 Cabot Square, Canary Wharf, London, E14 4QA, England, is the sub-adviser of the Global Asset Allocation Series. Morgan Stanley is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a global financial services firm that maintains major market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley provides a broad range of portfolio management services to customers in the United States and abroad and as of December 31, 1998, together with its affiliated institutional investment managers, managed investments totaling
approximately $        .

Portfolio responsibility for the Global Asset Allocation Series is split between Morgan Stanley's equity team led by Frances Campion and a team of fixed income portfolio managers with respect to fixed income securities. Frances Campion, a Managing Director of Morgan Stanley, joined Morgan Stanley in 1990 and her responsibilities include the day-to-day management of the global equity product. The investment strategy and allocation of the fixed income portion is set by a team of portfolio managers, the primary members of which are David Germany, Michael Kushma and David Stanley. David Germany joined Morgan Stanley in 1997 and is a Managing Director. He was previously a partner and portfolio manager at Miller Anderson & Sherrerd, LLP. Michael Kushma joined Morgan Stanley & Co. Incorporated in 1987, became a Principal in 1996, and moved to Morgan Stanley in 1998. David Stanley joined Morgan Stanley in 1994 and became a Vice President in 1997.

INTERNATIONAL STOCK SERIES. Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10020, is the sub-adviser of the International Stock Series. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company founded in 1848. Lazard Freres & Co. LLC, provides its clients with a wide variety of investment banking, brokerage and related services. Lazard provides investment management services to client discretionary accounts
with assets as of December 31, 1998 totaling approximately $        . Its
clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Series.

John R. Reinsberg, a managing director of Lazard, has primary portfolio management responsibility for the International Stock Series. Mr. Reinsberg has been primarily responsible for the investment of the assets of the Lazard International Equity Portfolio of The Lazard Funds, Inc. since 1992. In addition, Herbert W. Gullquist, a managing director and the Chief Investment Officer of Lazard Freres since 1982, has overall responsibility for managing the Series.

S&P 500 INDEX SERIES AND MID CAP STOCK SERIES. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the S&P 500 Index Series and the Mid Cap Stock Series. Dreyfus was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December
31, 1998, Dreyfus managed or administered approximately $        in assets for
approximately      investor accounts nationwide. Through its subsidiaries,
including Dreyfus, Mellon managed more than $        in assets as of December
31, 1998, including approximately $        in proprietary mutual fund assets. As
of December 31, 1998, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more
than $        in assets, including approximately $        in mutual fund assets.

Steven A. Falci has been primarily responsible for the day-to-day management of Mid Cap Stock Series since its inception. He has been employed by the Mellon organization since 1994.

BLUE CHIP STOCK SERIES. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock Series. T. Rowe Price was founded in 1937 and, together with its
affiliates, managed over $        for over      individual and institutional
investor accounts as of December 31, 1998. Some of T. Rowe Price's accounts have investment policies similar to those of the Series.

The Series has an investment advisory committee composed of the following members: Larry J. Puglia, chairman, Brian W. H. Berghuis, Thomas J. Huber, Robert W. Smith and William J. Stromberg. Mr. Puglia has the day-to-day responsibilities of managing the Series and has been managing investments since joining T. Rowe Price in 1990.

SMALL CAP VALUE SERIES. Berger Associates, Inc. ("Berger Associates"), 210 University Boulevard, Denver, Colorado 80206, the sub-adviser of the Small Cap Value Series, has entered into an agreement with Perkins, Wolf, McDonnell & Company (the "Manager") to provide the day-to-day investment management for the Series under which Berger Associates will pay the manager an amount equal to .25 of 1% of the average daily net assets of the Series.

Robert H. Perkins has been primarily responsible for the day-to-day management of Small Cap Value Series since its inception. Mr. Perkins is President and a Director of the Manager and has been an investment manager since 1970.

LARGE CAP GROWTH SERIES. Alliance Capital Management L.P. ("Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser of the Large Cap Growth Series. Alliance is an international investment manager supervising client
accounts with assets as of December 31, 1998 totaling more than $        (of
which approximately $        represented the assets of investment companies).
Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by Alliance comprising 116 separate investment portfolios currently have over two million shareholders.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company.

James G. Reilly, a Senior Vice President of Alliance, has been primarily responsible for the day-to-day management of Large Cap Growth Series since its inception. Mr. Reilly joined Alliance in 1984 and has been a portfolio manager on the U.S. Large Cap team since 1988. Mr. Reilly has 14 years investment experience.

MORE INFORMATION ON SERIES OBJECTIVES, INVESTMENT
STRATEGIES AND RISKS
-------------------------------------------------------------------

OBJECTIVES

The Series' objectives, which are described above under "The Series," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of each Series are described above under "The Series." These are the strategies that Advisers believes are most likely to be important in trying to achieve each Series' objective. Of course, there is no guarantee that any Series will achieve its objectives. You should be aware that a Series may also use strategies and invest in securities that are not described below, but are described in the Statement of Additional Information.

SECURITIES LENDING

To generate additional income, Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series and Aggressive Growth Series may lend their portfolio securities.

TEMPORARY DEFENSIVE MEASURES

In an attempt to respond to adverse market, economic, political or other conditions, a Series may invest its assets for temporary defensive purposes, without limit, in the following manner:

    - Global Bond Series, High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Small Cap Value Series, Large Cap Growth Series, Growth Stock Series, Aggressive Growth Series [Global Asset Allocation Series and Mid Cap Stock Series] may invest in high grade preferred stocks, bonds, other fixed income securities, short-term money market instruments, commercial paper, obligations of banks or the U.S. Government, other high quality short-term debt instruments, or cash.

    - Blue Chip Stock Series may invest in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, which are in the two highest rating categories and mature in one year or less.

    - International Stock Series may invest in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash.

    - Global Growth Series may invest in high-quality debt securities of U.S. and non-U.S. issuers, may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or high-quality money market instruments.

During periods when a Series assumes a temporary defensive position, the Series will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Before investing in a Series you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Series' future returns. In general, the greater the volume of buying and selling by the Series, the greater the impact that brokerage commissions and other transaction costs will have on its return. The Series, while they generally do not invest or trade for short-term profits, are actively managed and the portfolio managers may trade securities frequently. As a result, each Series may, from time to time, have an annual portfolio turnover rate of over 100%. The "Financial Highlights" section of this Prospectus shows each Series' historical portfolio turnover rate.

DURATION

As discussed above under "The Series," certain Series attempt to maintain the average effective durations of their portfolios within specified ranges. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates.

PRINCIPAL RISKS

The principal risks of investing in the Series are summarized above under "The Series." More information about Series risks is presented below. Please remember, you may lose money if you invest in a Series.

Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series and High Yield Series are sometimes referred to in this section as the "Fixed Income Series," Global Asset Allocation Series and Asset Allocation Series are sometimes referred to as the "Asset Allocation Series" and Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series are sometimes referred to as the "Equity Series."

    - INTEREST RATE RISK. The Fixed Income Series and the Asset Allocation Series are subject to interest rate risk. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. In addition, investments made by certain Series may be highly volatile in response to changing interest rates. These investments include IOs, POs, inverse floaters, accrual bonds, payment-in-kind bonds and zero-coupon obligations.

    - CREDIT OR DEFAULT RISK. The Fixed Income Series and the Asset Allocation Series are subject to credit or default risk. This is the risk that the issuers of debt securities held by the Series will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Series. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell. When a Series purchases unrated securities, it will depend on the adviser's or sub-adviser's analysis of credit risk more heavily than usual.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. High Yield Series invests primarily in non-investment grade fixed income obligations, and a significant portion of Diversified Income and Asset Allocation Series' portfolios may consist of such obligations. Non-investment grade obligations are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquids. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. Diversified Income Series and Asset Allocation Series may invest up to 30% of their total assets in securities rated as low as Caa by Moody's, CCC by Standard & Poor's or comparably rated by another rating agency. High Yield Portfolio may invest without limitation in these securities, and may invest up to 10% of its total assets in "non-performing" securities rated lower than Caa or CCC. Securities in the Caa/CCC rating category are considered to be of poor standing and are predominantly speculative. "Non-performing" securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. These securities are highly speculative.

    - CALL RISK. U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation and Asset Allocation Series are subject to call risk. Many corporate bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Series are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A Series would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series's income.

    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series are subject to both prepayment and extension risk in connection with their investments in mortgage-backed and/or asset-backed securities.

       PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-backed securities or prepay the debt obligations underlying asset-backed securities. A Series holding these securities must reinvest the prepayments at a time when interest rates on new investments are falling, reducing the income of the Series. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

       EXTENSION RISK. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

    - INCOME RISK. Each Fixed Income Series and Asset Allocation Series is subject to income risk, which is the potential for a decline in the Series' income due to falling interest rates.

    - RISKS OF COMMON STOCKS. Because of their investments in common stocks, each Equity Series and Asset Allocation Series is subject to the following risks:

       MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

       COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

       SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

    - RISKS OF GROWTH STOCKS. Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, Large Cap Growth Series, Growth Series and Aggressive Growth Series focus on stocks which Advisers, or its sub-advisers, believe have the potential for above-average earnings growth. Growth & Income Series may also use this approach. If Advisers or a Series' sub-adviser incorrectly assesses a company's prospects for earnings growth, or if Advisers' or the sub-adviser's judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Advisers or the sub-adviser had anticipated.

    - RISKS OF VALUE STOCKS. Value Series, Small Cap Value Series and Global Asset Allocation focus on stocks of companies whose shares appear to be undervalued. Growth & Income Series may also use this approach. These "value stocks" can remain undervalued for years. There is the risk that a value stock may never reach what Advisers, or its sub-adviser, believe is its full value, or that the stock's price will go down.

    - RISKS OF SMALLER-CAPITALIZATION COMPANIES. Small Cap Value Series, Global Growth Series and Aggressive Growth Series are subject to the risks of investing in smaller-capitalization companies. Smaller-capitalization companies often have limited product lines, markets or financial resources, and they may be dependent on a small, inexperienced management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future.

    - RISKS OF MIDDLE-CAPITALIZATION COMPANIES. Mid Cap Stock Series and Growth Series are subject to the risks of investing in mid-sized companies. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

    - RISKS OF FOREIGN INVESTING. Money Market Series, Global Bond Series, Global Asset Allocation Series, Asset Allocation Series, Blue Chip Stock Series, International Stock Series, and Global Growth Series invest in foreign securities as a principal investment strategy. A Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds, or Series, which invest principally in domestic securities. These risks include:

       CURRENCY RISK. Because the Series invest in securities denominated in currencies other than the U.S. dollar, and because the Series may hold foreign currencies, the Series may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect a Series net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. This risk factor does not apply to Money Market Series, which invests only in U.S. dollar denominated obligations.

       INFORMATION RISK. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.

       FOREIGN SECURITIES MARKET RISK. Securities of some foreign companies are less liquid than securities of comparable domestic companies, and their prices may be more volatile. In addition, there may be delays in the settlement of foreign securities transactions. Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Stock markets in emerging markets can be more volatile during periods of investment uncertainty than established major exchanges.

       POLITICAL AND ECONOMIC RISK. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

    - RISKS OF EMERGING MARKETS. Global Bond Series, Global Asset Allocation Series and Global Growth Series may invest in emerging markets as a principal investment strategy. Emerging markets tend to be in the less economically developed regions of the world. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Risks of investing in securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of a developed judicial system.

    - RISKS OF FORWARD CURRENCY EXCHANGE CONTRACTS, FUTURES AND OPTIONS TRANSACTIONS. Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series and Large Cap Growth Series may engage in forward currency exchange contracts and/or futures and options transactions as a principal investment strategy. The use of these derivative instruments exposes the Series to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

       the risk that interest rates, securities prices or currency markets will not move in the direction that Advisers or a Series' sub-adviser anticipates;

       an imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

       the inability to close out certain hedged positions to avoid adverse tax consequences;

       the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

       leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Series' initial investment in that instrument; and

       particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Series worse off than if it had not entered into the position.

If a Series uses derivative instruments and if Advisers' or the Series' sub-adviser's judgment proves incorrect, the Series' performance could be worse than if it had not used these instruments.

    - RISKS OF SECURITIES LENDING. Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series and Aggressive Growth Series may lend their portfolio securities. When a Series loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Series risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

    - MANAGEMENT RISK. All Series, with the exception of S&P 500 Index Series, are actively managed by professionals with extensive money management experience and expertise. The performance of a Series will reflect in part the ability of Advisers or the Series' sub-adviser to select securities which are suited to achieving the Series' investment objectives. Due to their active management, the Series could underperform other mutual funds with similar investment objectives or the market generally.

    - EURO CONVERSION. On January 1, 1999, the European Monetary Union ("EMU") introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries as denominations of the Euro, until January 1, 2002. Countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Whether the Euro conversion will materially affect the performance of Series investing in foreign securities is uncertain. A Series may be affected by the Euro's impact on the business or financial condition of European issuers held by that Series. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Series hold non-U.S. dollar (Euro or other) denominated securities, they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    - YEAR 2000 ISSUES. Like other mutual funds and financial and business organizations around the world, the Series could be adversely affected if the computer systems used by the Series, Advisers, the Series' sub-advisers and other service providers and entities with computer systems that are linked to the Series' records do not properly process and calculate date-related information and data from and after January 1, 2000. The Series, Advisers and its affiliates are taking steps that they believe are reasonably designed to address year 2000 issues with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Series' sub-advisers and other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series. In addition, the prices of securities in which the Series invest could be adversely affected by Year 2000 problems experienced by the issuers of those securities. Year 2000 difficulties may be more pronounced in foreign markets, and particularly in emerging markets.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

The tables that follow present performance information about the shares of each Series. This information is intended to help you understand each Series's financial performance for the past five years or, if shorter, the period of the Series's operations. Some of this information reflects financial results for a single Series share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Series, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request.

Selected per share historical data for each of the Series was as follows:

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------
MONEY MARKET SERIES     1998       1997       1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $11.03     $10.94     $10.83     $10.63     $10.23
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .57        .58        .57        .60        .41
  Net realized and
   unrealized gain
   (loss) on
   investments......         --         --         --         --       (.01)
---------------------------------------------------------------------------
Total from
 operations.........        .57        .58        .57        .60        .40
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.54)      (.49)      (.46)      (.40)        --
---------------------------------------------------------------------------
Net asset value, end
 of year............     $11.06     $11.03     $10.94     $10.83     $10.63
---------------------------------------------------------------------------
Total return@.......       5.32%      5.34%      5.17%      5.71%      3.92%
Net assets end of
 year (000s
 omitted)...........  $  77,097  $  57,009  $  61,906  $  41,807  $  44,833
Ratio of expenses to
 average daily net
 assets.............        .35%       .38%       .38%       .40%       .40%
Ratio of net
 investment income
 to average daily
 net assets.........       5.18%      5.19%      5.14%      5.44%      3.96%
---------------------------------------------------------------------------

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
U.S. GOVERNMENT       -----------------------------------------------------
SECURITIES SERIES       1998       1997       1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $10.68     $10.57     $11.16      $9.40     $10.94
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .60        .80        .67        .70        .71
  Net realized and
   unrealized gain
   (loss) on
   investments......        .34        .12       (.51)      1.06      (1.54)
---------------------------------------------------------------------------
Total from
 operations.........        .94        .92        .16       1.76       (.83)
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.69)      (.81)      (.75)        --       (.71)
---------------------------------------------------------------------------
Net asset value, end
 of year............     $10.93     $10.68     $10.57     $11.16      $9.40
---------------------------------------------------------------------------
Total return@.......       8.87%      9.08%      2.21%     18.78%     (6.44%)
Net assets end of
 year (000s
 omitted)...........  $ 152,672  $ 142,070  $ 161,678  $ 182,687  $ 172,656
Ratio of expenses to
 average daily net
 assets.............        .51%       .54%       .53%       .53%       .53%
Ratio of net
 investment income
 to average daily
 net assets.........       5.53%      6.03%      6.17%      6.78%      6.87%
Portfolio turnover
 rate...............        114%       148%       176%       115%       187%
---------------------------------------------------------------------------

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
DIVERSIFIED INCOME    -----------------------------------------------------
SERIES                  1998       1997       1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $11.98     $11.70     $12.20     $10.40     $11.93
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .73        .91        .82        .88        .87
  Net realized and
   unrealized gain
   (loss) on
   investments......        .01        .26       (.40)       .92      (1.53)
---------------------------------------------------------------------------
Total from
 operations.........        .74       1.17        .42       1.80       (.66)
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.81)      (.89)      (.91)        --       (.87)
  Excess
   distributions of
   net realized
   gains............         --         --       (.01)        --         --
---------------------------------------------------------------------------
Total distributions
 to shareholders....       (.81)      (.89)      (.92)        --       (.87)
---------------------------------------------------------------------------
Net asset value, end
 of year............     $11.91     $11.98     $11.70     $12.20     $10.40
---------------------------------------------------------------------------
Total return@.......       6.31%     10.44%      4.15%     17.26%    (5.22%)
Net assets end of
 year (000s
 omitted)...........  $ 115,182  $ 105,200  $ 105,831  $ 109,120  $  98,314
Ratio of expenses to
 average daily net
 assets.............        .52%       .55%       .55%       .55%       .55%
Ratio of net
 investment income
 to average daily
 net assets.........       6.56%      7.11%      6.86%      7.78%      7.59%
Portfolio turnover
 rate...............         96%       166%       171%       139%       142%
---------------------------------------------------------------------------

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

----------------------------------------------------------------
                               YEAR ENDED DECEMBER 31,
                      ------------------------------------------
GLOBAL BOND SERIES      1998       1997       1996       1995+
----------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $10.65     $11.11     $11.30     $10.00
----------------------------------------------------------------
Operations:
  Investment income
   - net............        .30        .46        .57        .54
  Net realized and
   unrealized gain
   (loss) on
   investments and
   foreign currency
   transactions.....       1.13       (.45)      (.13)      1.52
----------------------------------------------------------------
Total from
 operations.........       1.43        .01        .44       2.06
----------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.19)      (.37)      (.43)      (.54)
  From net realized
   gains............       (.33)      (.10)      (.20)      (.22)
----------------------------------------------------------------
Total distributions
 to shareholders....       (.52)      (.47)      (.63)      (.76)
----------------------------------------------------------------
Net asset value, end
 of year............     $11.56     $10.65     $11.11     $11.30
----------------------------------------------------------------
Total return@.......      13.49%      0.14%      3.32%     19.14%
Net assets end of
 year (000s
 omitted)...........  $  24,659  $  20,692  $  20,228  $  13,187
Ratio of expenses to
 average daily net
 assets.............        .88%      1.10%      1.02%      1.28%*
Ratio of net
 investment income
 to average daily
 net assets.........       4.19%      4.41%      5.07%      5.01%*
Portfolio turnover
 rate...............        190%       168%       129%       184%
----------------------------------------------------------------

 * Annualized.
 + For the period January 3, 1995 (commencement of operations) to December 31,
   1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------
HIGH YIELD SERIES       1998       1997       1996       1995       1994+
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $10.77      $9.83      $9.74      $9.47     $10.00
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .75        .96       1.04       1.15        .71
  Net realized and
   unrealized gain
   (loss) on
   investments......       (.71)        --        .13        .30       (.53)
---------------------------------------------------------------------------
Total from
 operations.........        .04        .96       1.17       1.45        .18
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.83)      (.02)     (1.03)     (1.14)      (.71)
  From net realized
   gains............       (.07)        --         --         --         --
  Excess
   distributions of
   net realized
   gains............         --         --       (.05)      (.04)        --
---------------------------------------------------------------------------
Total distributions
 to shareholders....       (.90)      (.02)     (1.08)     (1.18)      (.71)
---------------------------------------------------------------------------
Net asset value, end
 of year............      $9.91     $10.77      $9.83      $9.74      $9.47
---------------------------------------------------------------------------
Total return@.......       0.62%      9.76%     10.52%     12.73%      (.75%)
Net assets end of
 year (000s
 omitted)...........  $  70,983  $  59,228  $  42,578  $  28,129  $  13,706
Ratio of expenses to
 average daily net
 assets.............        .56%       .62%       .63%       .63%       .75%*
Ratio of net
 investment income
 to average daily
 net assets.........       9.39%     10.31%     10.22%     11.30%     10.44%*
Portfolio turnover
 rate...............        120%       353%       235%       130%        20%
---------------------------------------------------------------------------

 * Annualized.
 + For the Period May 2, 1994 (commencement of operations) to December 31, 1994.
   The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

----------------------------------------------------------------
                               YEAR ENDED DECEMBER 31,
GLOBAL ASSET          ------------------------------------------
ALLOCATION SERIES       1998       1997       1996       1995+
----------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $13.29     $12.34     $11.42     $10.00
----------------------------------------------------------------
Operations:
  Investment income
   - net............        .28        .28        .36        .35
  Net realized and
   unrealized gain
   on investments
   and foreign
   currency
   transactions.....       1.81       1.39       1.19       1.55
----------------------------------------------------------------
Total from
 operations.........       2.09       1.67       1.55       1.90
----------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.31)      (.26)      (.38)      (.34)
  From net realized
   gains............       (.75)      (.46)      (.25)      (.14)
----------------------------------------------------------------
Total distributions
 to shareholders....      (1.06)      (.72)      (.63)      (.48)
----------------------------------------------------------------
Net asset value, end
 of year............     $14.32     $13.29     $12.34     $11.42
----------------------------------------------------------------
Total return@.......      17.27%     13.51%     12.72%     17.47%
Net assets end of
 year (000s
 omitted)...........  $  69,086  $  52,482  $  37,307  $  20,080
Ratio of expenses to
 average daily net
 assets.............       1.01%      1.16%      1.20%      1.28%*
Ratio of net
 investment income
 to average daily
 net assets.........       2.13%      2.42%      3.01%      3.26%*
Portfolio turnover
 rate...............         69%        51%        46%        44%
----------------------------------------------------------------

 * Annualized.
 + For the period January 3, 1995 (commencement of operations) to December 31,
   1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

-----------------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------
ASSET ALLOCATION SERIES                     1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......     $17.62     $16.99     $15.90     $13.56     $14.14
-----------------------------------------------------------------------------------------------
Operations:
  Investment income - net...............        .49        .59        .61        .65        .56
  Net realized and unrealized gain
   (loss) on investments................       3.02       2.82       1.38       2.35       (.58)
-----------------------------------------------------------------------------------------------
Total from operations...................       3.51       3.41       1.99       3.00       (.02)
-----------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........       (.01)      (.59)      (.61)      (.64)      (.56)
  From net realized gains...............       (.03)     (2.19)      (.28)      (.02)        --
  Excess distributions of net realized
   gains................................         --         --       (.01)        --         --
-----------------------------------------------------------------------------------------------
Total distributions to shareholders.....       (.04)     (2.78)      (.90)      (.66)      (.56)
-----------------------------------------------------------------------------------------------
Net asset value, end of year............     $21.09     $17.62     $16.99     $15.90     $13.56
-----------------------------------------------------------------------------------------------
Total return@...........................      19.97%     20.24%     12.50%     21.97%      (.31%)
Net assets end of year (000s omitted)...  $ 593,878  $ 482,280  $ 397,712  $ 341,511  $ 260,593
Ratio of expenses to average daily net
 assets.................................        .51%       .53%       .54%       .55%       .56%
Ratio of net investment income to
 average daily net assets...............       2.64%      3.16%      3.66%      4.25%      4.05%
Portfolio turnover rate.................        114%       113%       115%        98%        73%
-----------------------------------------------------------------------------------------------

@ These are the portfolio's total returns durning the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                           --------------------------------
VALUE SERIES                                 1998        1997       1996+
---------------------------------------------------------------------------
Net asset value, beginning of year......     $13.42      $11.38      $10.27
---------------------------------------------------------------------------
Operations:
  Investment income - net...............        .16         .12         .14
  Net realized and unrealized gain on
   investments..........................       1.13        2.75        1.10
---------------------------------------------------------------------------
Total from operations...................       1.29        2.87        1.24
---------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........       (.16)       (.13)       (.13)
  From net realized gains...............       (.17)       (.70)         --
---------------------------------------------------------------------------
Total distributions to shareholders.....       (.33)       (.83)       (.13)
---------------------------------------------------------------------------
Net asset value, end of year............     $14.38      $13.42      $11.38
---------------------------------------------------------------------------
Total return@...........................       9.64%      25.24%      11.49%
Net assets end of year (000s omitted)...   $ 87,604    $ 55,058    $ 13,951
Ratio of expenses to average daily net
 assets.................................        .76%        .83%        .87%*
Ratio of net investment income to
 average daily net assets...............       1.26%       1.41%       1.72%*
Portfolio turnover rate.................        332%        121%         36%
---------------------------------------------------------------------------

 * Annualized
 + For the period May 1, 1996 (commencement of operations) to December 31, 1996.
   The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------
GROWTH & INCOME SERIES                       1998         1997         1996         1995       1994+
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......      $18.76       $15.16       $12.83      $10.07      $10.00
------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...............         .48          .40          .34         .33         .21
  Net realized and unrealized gain on
   investments..........................        2.00         3.80         2.54        2.76         .07
------------------------------------------------------------------------------------------------------
Total from operations...................        2.48         4.20         2.88        3.09         .28
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........          --         (.39)        (.34)       (.33)       (.21)
  From net realized gains...............        (.01)        (.21)        (.21)         --          --
------------------------------------------------------------------------------------------------------
Total distributions to shareholders.....        (.01)        (.60)        (.55)       (.33)       (.21)
------------------------------------------------------------------------------------------------------
Net asset value, end of year............      $21.23       $18.76       $15.16      $12.83      $10.07
------------------------------------------------------------------------------------------------------
Total return@...........................       13.21%       27.69%       21.51%      29.70%       1.74%
Net assets end of year (000s omitted)...   $ 312,939    $ 244,970    $ 134,932    $ 59,533    $ 16,276
Ratio of expenses to average daily net
 assets.................................         .67%         .70%         .76%        .80%        .86%*
Ratio of net investment income to
 average daily net assets...............        2.45%        2.63%        2.38%       2.86%       3.12%*
Portfolio turnover rate.................          30%          11%          20%         17%          2%
------------------------------------------------------------------------------------------------------

 * Annualized.
 + For the period May 2, 1994 (commencement of operations) to December 31, 1994.
   The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

-----------------------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                           ----------------------------------
S&P 500 INDEX SERIES                         1998         1997        1996+
-----------------------------------------------------------------------------
Net asset value, beginning of year......      $14.93       $11.47      $10.09
-----------------------------------------------------------------------------
Operations:
  Investment income - net...............         .16          .12         .10
  Net realized and unrealized gain on
   investments..........................        4.03         3.58        1.37
-----------------------------------------------------------------------------
Total from operations...................        4.19         3.70        1.47
-----------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........        (.16)        (.12)       (.09)
  From net realized gains...............        (.13)        (.12)         --
-----------------------------------------------------------------------------
Total distributions to shareholders.....        (.29)        (.24)       (.09)
-----------------------------------------------------------------------------
Net asset value, end of year............      $18.83       $14.93      $11.47
-----------------------------------------------------------------------------
Total return@...........................       28.11%       32.32%      14.29%
Net assets end of year (000s omitted)...   $ 252,832    $ 109,572    $ 21,979
Ratio of expenses to average daily net
 assets.................................         .46%         .51%        .79%*
Ratio of net investment income to
 average daily net assets...............        1.17%        1.41%       1.47%*
Portfolio turnover rate.................           3%           5%          6%
-----------------------------------------------------------------------------

 * Annualized.
 + For the period May 1, 1996 (commencement of operations) to December 31, 1996.
   The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

-----------------------------------------------------
                          YEAR ENDED DECEMBER 31,
BLUE CHIP STOCK       -------------------------------
SERIES                  1998       1997       1996+
-----------------------------------------------------
Net asset value,
 beginning of
 year...............     $14.76     $11.67     $10.07
-----------------------------------------------------
Operations:
  Investment income
   - net                    .05        .07        .07
  Net realized and
   unrealized gain
   on investments
   and foreign
   currency
   transactions.....       4.09       3.08       1.60
-----------------------------------------------------
Total from
 operations.........       4.14       3.15       1.67
-----------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.06)      (.06)      (.07)
  From net realized
   gains............       (.26)        --         --
-----------------------------------------------------
Total distributions
 to shareholders....       (.32)      (.06)      (.07)
-----------------------------------------------------
Net asset value, end
 of year............     $18.58     $14.76     $11.67
-----------------------------------------------------
Total return@.......      28.07%     27.00%     16.24%
Net assets end of
 year (000s
 omitted)...........  $ 182,921  $  78,729  $  17,606
Ratio of expenses to
 average daily net
 assets.............        .94%      1.02%      1.13%*
Ratio of net
 investment income
 to average daily
 net assets.........       0.41%      0.75%      0.82%*
Portfolio turnover
 rate...............         34%        24%        17%
-----------------------------------------------------

 * Annualized.
 + For the Period May 1, 1996 (commencement of operations) to December 31, 1996.
   The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the Portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

----------------------------------------------------------------
                               YEAR ENDED DECEMBER 31,
INTERNATIONAL STOCK   ------------------------------------------
SERIES                  1998       1997       1996       1995+
----------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $13.36     $12.44     $11.27     $10.00
----------------------------------------------------------------
Operations:
  Investment income
   - net............        .15        .13        .20        .14
  Net realized and
   unrealized gain
   on investments
   and foreign
   currency
   transactions.....       2.03       1.35       1.48       1.38
----------------------------------------------------------------
Total from
 operations.........       2.18       1.48       1.68       1.52
----------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.26)      (.15)      (.21)      (.09)
  From net realized
   gains............       (.80)      (.41)      (.30)      (.16)
----------------------------------------------------------------
Total distributions
 to shareholders....      (1.06)      (.56)      (.51)      (.25)
----------------------------------------------------------------
Net asset value, end
 of year............     $14.48     $13.36     $12.44     $11.27
----------------------------------------------------------------
Total return@.......      16.47%     11.99%     14.02%     14.35%
Net assets end of
 year (000s
 omitted)...........  $ 103,056  $  79,142  $  52,331  $  21,327
Ratio of expenses to
 average daily net
 assets.............        .94%      1.08%      1.15%      1.14%*
Ratio of net
 investment income
 to average daily
 net assets.........       1.20%      1.10%      1.71%      1.41%*
Portfolio turnover
 rate...............         44%        30%        27%        39%
----------------------------------------------------------------

 * Annualized.
 + For the period January 3, 1995 (commencement of operations) to December 31,
   1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

-------------------------------
MID CAP STOCK SERIES    1998+
-------------------------------
Net asset value,
 beginning of
 period.............      $9.94
-------------------------------
Operations:
  Investment income
   - net............        .02
  Net realized and
   unrealized gain
   (loss) on
   investments......       (.30)
-------------------------------
Total from
 operations.........       (.28)
-------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.02)
-------------------------------
Net asset value, end
 of period..........      $9.64
-------------------------------
Total return@.......      (2.89%)
Net assets end of
 period (000s
 omitted)...........  $  12,995
Ratio of expenses to
 average daily net
 assets (a).........       1.25%*
Ratio of net
 investment income
 to average daily
 net assets (a).....       0.19%*
Portfolio turnover
 rate...............         66%
-------------------------------

 * Annualized.
 + For the period May 1, 1998 (commencement of operations) to December 31, 1998.
   The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
 @ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
(a) Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Stock Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

-------------------------------
SMALL CAP VALUE
SERIES                  1998+
-------------------------------
Net asset value,
 beginning of
 period.............      $9.96
-------------------------------
Operations:
  Investment income
   - net............        .07
  Net realized and
   unrealized gain
   (loss) on
   investments......       (.62)
-------------------------------
Total from
 operations.........       (.55)
-------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.07)
  From net realized
   gains............       (.06)
-------------------------------
Total distributions
 to shareholders....       (.13)
-------------------------------
Net asset value, end
 of period..........      $9.28
-------------------------------
Total return@.......      (5.48%)
Net assets end of
 period (000s
 omitted)...........  $  16,503
Ratio of expenses to
 average daily net
 assets.............       1.24%*
Ratio of net
 investment income
 to average daily
 net assets.........       1.56%*
Portfolio turnover
 rate...............         57%
-------------------------------

 * Annualized.
 + For the period May 1, 1998 (commencement of operations) to December 31, 1998.
   The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------
GLOBAL GROWTH SERIES    1998       1997       1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $20.29     $19.00     $15.97     $12.31     $12.77
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .03        .02        .03        .09        .10
  Net realized and
   unrealized gain
   (loss) on
   investments and
   foreign currency
   transactions.....       2.27       1.27       3.03       3.66       (.46)
---------------------------------------------------------------------------
Total from
 operations.........       2.30       1.29       3.06       3.75       (.36)
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.02)        --       (.03)      (.09)      (.10)
---------------------------------------------------------------------------
Net asset value, end
 of year............     $22.57     $20.29     $19.00     $15.97     $12.31
---------------------------------------------------------------------------
Total return@.......      11.36%      6.82%     19.10%     30.49%    (2.98%)
Net assets end of
 year (000s
 omitted)...........  $ 351,476  $ 353,255  $ 319,831  $ 207,913  $ 144,647
Ratio of expenses to
 average daily net
 assets.............        .75%       .79%       .79%       .80%       .81%
Ratio of net
 investment income
 to average daily
 net assets.........       0.12%      0.12%      0.15%      0.64%      0.82%
Portfolio turnover
 rate...............         32%        35%        14%        29%        20%
---------------------------------------------------------------------------

@ These are the Portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

-------------------------------
LARGE CAP GROWTH
SERIES                  1998+
-------------------------------
Net asset value,
 beginning of
 period.............     $10.16
-------------------------------
Operations:
  Investment income
   - net............         --
  Net realized and
   unrealized gain
   (loss) on
   investments......       1.88
-------------------------------
Total from
 operations.........       1.88
-------------------------------
Net asset value, end
 of period..........     $12.04
-------------------------------
Total return@.......      18.61%
Net assets end of
 period (000s
 omitted)...........  $  19,121
Ratio of expenses to
 average daily net
 assets(a)..........       1.25%*
Ratio of net
 investment income
 to average daily
 net assets(a)......       0.03%*
Portfolio turnover
 rate...............         36%
-------------------------------

 * Annualized.
 + For the period May 1, 1998 (commencement of operations) to December 31, 1998.
   The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
 @ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
(a) Advisers has voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------
GROWTH STOCK SERIES     1998       1997       1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $36.64     $32.59     $28.09     $22.11     $22.92
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .09        .12        .12        .13        .18
  Net realized and
   unrealized gain
   (loss) on
   investments......       6.40       3.93       4.50       5.98       (.81)
---------------------------------------------------------------------------
Total from
 operations.........       6.49       4.05       4.62       6.11       (.63)
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.13)        --       (.12)      (.13)      (.18)
  From net realized
   gains on
   investments......      (1.91)        --         --         --         --
---------------------------------------------------------------------------
Total distributions
 to shareholders....      (2.04)        --       (.12)      (.13)      (.18)
---------------------------------------------------------------------------
Net asset value, end
 of year............     $41.09     $36.64     $32.59     $28.09     $22.11
---------------------------------------------------------------------------
Total return@.......      19.01%     12.42%     16.41%     27.66%     (2.82%)
Net assets end of
 year (000s
 omitted)...........  $ 762,354  $ 707,155  $ 661,217  $ 530,945  $ 377,483
Ratio of expenses to
 average daily net
 assets.............        .65%       .66%       .67%       .67%       .68%
Ratio of net
 investment income
 to average daily
 net assets.........       0.21%      0.33%      0.39%      0.51%      0.81%
Portfolio turnover
 rate...............        106%        19%        30%        20%        19%
---------------------------------------------------------------------------

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
AGGRESSIVE GROWTH     -----------------------------------------------------
SERIES                  1998       1997       1996       1995       1994+
---------------------------------------------------------------------------
Net asset value,
 beginning of
 year...............     $13.81     $13.62     $12.68      $9.80     $10.03
---------------------------------------------------------------------------
Operations:
  Investment income
   - net............        .01        .03        .03        .07        .08
  Net realized and
   unrealized gain
   (loss) on
   investments......       2.91        .16        .94       2.88       (.23)
---------------------------------------------------------------------------
Total from
 operations.........       2.92        .19        .97       2.95       (.15)
---------------------------------------------------------------------------
Distributions to
 shareholders:
  From investment
   income - net.....       (.03)        --       (.03)      (.07)      (.08)
---------------------------------------------------------------------------
Net asset value, end
 of year............     $16.70     $13.81     $13.62     $12.68      $9.80
---------------------------------------------------------------------------
Total return@.......      21.17%      1.43%      7.64%     29.89%     (1.89%)
Net assets end of
 year (000s
 omitted)...........  $ 149,860  $ 122,455  $  96,931  $  46,943  $  13,526
Ratio of expenses to
 average daily net
 assets.............        .72%       .76%       .78%       .81%       .88%*
Ratio of net
 investment income
 to average daily
 net assets.........       0.06%      0.24%      0.22%      0.58%      1.24%*
Portfolio turnover
 rate...............        135%        25%        22%        21%         5%
---------------------------------------------------------------------------

 * Annualized.
 + For the period May 2, 1994 (commencement of operations) to December 31, 1994.
   The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                MONEY MARKET SERIES
                         U.S. GOVERNMENT SECURITIES SERIES
                             DIVERSIFIED INCOME SERIES
                                 GLOBAL BOND SERIES
                                 HIGH YIELD SERIES
                           GLOBAL ASSET ALLOCATION SERIES
                              ASSET ALLOCATION SERIES
                                    VALUE SERIES
                               GROWTH & INCOME SERIES
                                   S&P 500 SERIES
                               BLUE CHIP STOCK SERIES
                             INTERNATIONAL STOCK SERIES
                                MID CAP STOCK SERIES
                               SMALL CAP VALUE SERIES
                                GLOBAL GROWTH SERIES
                              LARGE CAP GROWTH SERIES
                                GROWTH STOCK SERIES
                              AGGRESSIVE GROWTH SERIES
                     EACH A SERIES OF FORTIS SERIES FUND, INC.

                        STATEMENT OF ADDITIONAL INFORMATION

                                 DATED MAY 1, 1999


     Each of the Series listed above are individually referred to as a "Fund" and collectively referred to as the "Funds." This Statement of Additional Information is NOT a prospectus. Information from the Funds' prospectus dated May 1, 1999 is incorporated by reference into this Statement of Additional Information. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (651) 738-4000. Toll Free (800) 800-2000 (x3012).

     No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                                 TABLE OF CONTENTS

                                                                      Page
Fund History......................................................
Description of the Funds..........................................
Investment Policies and Restrictions..............................
Investment Practices and Risk Considerations......................
Management of the Funds...........................................
Principal Holders of Securities...................................
Investment Advisory and Other Services............................
Brokerage Allocation and Other Practices..........................
Capital Stock.....................................................
Pricing of Shares.................................................
Redemption of Shares..............................................
Taxation..........................................................
Underwriter and Distribution of Shares............................
Performance Information...........................................
Financial Statements..............................................
Other Service Providers...........................................
Limitation of Director Liability..................................
Additional Information............................................
Appendix A
     Description of Futures, Options and Forward Contracts........
Appendix B
     Commercial Paper Ratings.....................................

                                    FUND HISTORY

     Each Fund is a portfolio or series of Fortis Series Fund, Inc. ("Fortis Series") which was incorporated in Minnesota in 1986. The date each Fund commenced operations is:

Series                                       Date operations commenced
------                                       -------------------------
Money Market Series
U.S. Government Securities Series
Diversified Income Series
Global Bond Series
High Yield Series
Global Asset Allocation Series
Asset Allocation Series
Value Series
Growth & Income Series
S&P 500 Series
Blue Chip Stock Series
International Stock Series
Mid Cap Stock Series
Small Cap Value Series
Global Growth Series
Large Cap Growth Series
Growth Stock Series
Aggressive Growth Series

                              DESCRIPTION OF THE FUNDS

     Fortis Series is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as open-end diversified management investment company. Fortis Series currently consists of eighteen separate investment portfolios. As a fundamental policy, each Fund (except Global Bond Series) operates as a "diversified" investment company as defined under the 1940 Act, which means that it must meet the following requirements:

          At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     Although Global Bond Series is classified as a nondiversified investment under the Investment Company Act of 1940 (the "1940 Act"), the Fund is still required to meet certain diversification requirements in order to qualify as a "regulated investment company" for Federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities, or the securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

     Fortis Series may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

                        INVESTMENT POLICIES AND RESTRICTIONS

     Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

     Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets except those dealing with borrowing and illiquid securities, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

     Some investment policies and restrictions are fundamental and may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

     After purchase by any Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and the Statement of Additional Information. The ratings of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. are described in the Appendix attached hereto.

     The insurance laws and regulations of various states as well as the Internal Revenue Code of 1986 and regulations thereunder may from time to time, impose additional restrictions on the investments of the various Funds. One such restriction currently prohibits the Separate Accounts from acquiring the voting securities of any issuer if, as a result of the acquisition, the

Separate Accounts and Fortis Benefits, in the aggregate, will own more than 10% of the total issued and outstanding voting securities of the issuer. Another restriction currently prohibits the underlying Series of the Separate Accounts from acquiring the securities of any issuer, other than securities issued or guaranteed as to principal and interest by the United States Government, if immediately after such acquisition, the value of the investment together with prior investments in the security would exceed 10% of the value of the underlying Series of the Separate Accounts' total assets.

INVESTMENT POLICIES -- MONEY MARKET SERIES


     Pursuant to Rule 2a-7 under the 1940 Act, Money Market Series will not invest more than 5% of its total assets in: (1) securities of any one issuer (other than cash or United States Government Securities as defined in the 1940 Act), except that the Series may at any one time make a single investment of more than 5% of its assets in securities of an issuer in the highest rating category for up to three business days (subject to the diversification requirements of the 1940 Act); or (2) securities rated in the second highest rating category-- with investments in the second highest category further limited with respect to any particular issuer to the greater of 1% of total assets or $1,000,000. Certain of the provisions of Rule 2a-7 are more restrictive than Money Market Series' investment policies and restrictions described below; Money Market Series' investments will be limited to the more restrictive provisions of Rule 2a-7.

     Money Market Series pursues its objectives by investing exclusively in the following:

     1. Obligations of domestic issuers (which include, for example, commercial paper and other debt obligations) which meet the quality and other standards of Rule 2a-7 (or successors thereto) under the 1940 Act.

     2. Securities of, or guaranteed by, the United States Government, its agencies or instrumentalities. For a discussion of this type of security and the federal income tax diversification requirements applicable to investments in this type of security, see "U.S. Government Securities Series" below.

     3. Securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, such securities not to exceed 25% of Money Market Series' total assets, and securities of foreign companies (which do not include domestic branches of foreign banks and foreign branches of domestic banks), such securities not to exceed 15% of Money Market Series' total assets. See "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Investment in Foreign Securities" for a discussion of certain risks connected with investing in foreign securities.

     4. Obligations of: (a) domestic or foreign banks having total assets in excess of one billion dollars or of any branches of such banks, whether domestic or foreign; or (b) in other foreign issuers; provided, that no more than 49% of Money Market Series' total assets may be so invested in all such securities. Such obligations of domestic and foreign banks may include, but are not limited to, certificates of deposit, letters of credit, and bankers' acceptances. For this purpose, "bank" includes commercial banks, savings banks and savings and loan associations. Overall, with respect to investments set forth in this paragraph and in paragraph 3, above, Money Market Series may not invest more than 49% of the value of its total assets collectively in: (i) securities of, or guaranteed by, the government of Canada, a province of Canada, or any instrumentality or political subdivision thereof; (ii) securities of foreign companies; and
(iii) securities of domestic branches of foreign banks and foreign branches of domestic banks.

     There are risks associated with investments in obligations of foreign branches of domestic banks and domestic branches of foreign banks that do not accompany investments in obligations of domestic banks generally. Domestic banks are required to maintain specified levels of reserves, are limited in the amounts they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Not all of such laws and regulations apply to foreign branches of domestic banks. Money Market Series may also be subject to additional investment risks from investing in the obligations of foreign branches of domestic banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The obligations of domestic branches of foreign banks may also be subject to other risks, including political and economic developments in the country in which the foreign bank has its main office. There may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank. In addition, obligations of foreign branches of domestic banks and domestic branches of foreign banks are not insured by the Federal Deposit Insurance Corporation.

     5. Extendible notes that provide for an optional maturity date, at Money Market Series' option, of 13 months or less from the date of acquisition. Extendible notes issued with maturity dates in excess of 13 months from the date of issuance that provide for optional maturity dates, at the holder's option, of 13 months or less shall be deemed by Money Market Series to have been issued with the shorter optional maturity dates. Such extendible notes must meet the quality and other standards of Rule 2a-7 (or successors thereto) and may not account for greater than 25% of the total assets of Money Market Series.

     6. Repurchase agreements in connection with obligations which are suitable for investment under the categories set forth above.

     7. Obligations other than those listed above if the obligation is accompanied by a guarantee of principal and interest, provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Market Series.

INVESTMENT POLICIES -- U.S. GOVERNMENT SECURITIES SERIES

     In pursuing its objective, U.S. Government Securities Series' assets will beinvested in the following manner:

     At least 65% of the Series' total assets will be invested in securities issued, guaranteed, insured, or collateralized by the United States government, its agencies, or instrumentalities (whether or not backed by the "full faith and credit" pledge of the United States government), and in repurchase agreements pertaining to such securities. Securities issued or guaranteed as to principal and interest by the United States government include a variety of securities, which differ in their interest rates, maturities, and dates of issuance, and include U.S. Treasury inflation-adjusted protection securities. The value of such inflation-protection securities is adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation adjusted value of the principal.

     In addition to Treasury obligations, U.S. Government Securities Series may invest in the following: (1) obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; (2) obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; and
(3) obligations whichare supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Bank or the Federal National Mortgage Association. U.S. Government Securities
Series will invest in securities which are not backed by the full faith and credit of the United States Treasury only when the credit risk with respect to the instrumentality or agency issuing such securities does not make the securities, in the judgment of Advisers, unsuitable investments for the Series.

     There is no percentage limitation on U.S. Government Securities Series' purchase of mortgage-related securities issued, guaranteed, insured, or collateralized by the United States government, its agencies, or instrumentalities, except for limitations that may be imposed from time to time by the Internal Revenue Code. The Series may also invest in mortgage-related securities issued and insured by private organizations if such securities fall within the investment restrictions for marketable straight debt securities set forth below. Types of mortgage-related securities include "pass-through" securities, modified pass-through securities, participation certificates, and collateralized mortgage obligations.

     Up to 35% of U.S. Government Securities Series' total assets may consist of:

     (1) Marketable non-convertible debt securities which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service

("Moody's") (Aaa, Aa or A) or Standard & Poor's Ratings Services ("S&P") (AAA, AA or A), or comparably rated by another nationally recognized rating agency; see the Appendix to this Prospectus for a discussion of S&P and Moody's ratings;

     (2) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof (such securities not to exceed 25% of the U.S. Government Securities Series' total assets);

     (3) Obligations of, or guaranteed by, U.S. banks, which obligations, although not rated as a matter of policy by either Moody's or S&P, are considered by Advisers to have investment quality comparable to securities which may be purchased under item (1) above (such securities not to exceed 25% of the U.S. Government Securities Series' total assets);

     (4) Commercial paper obligations rated Prime-1 by Moody's or A-1 by S&P, or comparably rated by another nationally recognized rating agency. See the Appendix to this Prospectus for a discussion of S&P and Moody's ratings; and

     (5) Cash, other non-securities assets such as accrued interest, receivables from investment securities sold, prepaid expenses, as well as other high quality short term interest bearing debt securities not discussed above.

INVESTMENT POLICIES -- DIVERSIFIED INCOME SERIES

     Diversified Income Series will pursue its objective by investing, under normal circumstances, at least 70% of its total assets in (a) investment grade corporate fixed income securities, which are generally considered to be those fixed income securities rated within one of the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or by S&P (AAA, AA, A and BBB), or comparably rated by another nationally recognized rating agency;
(b) securities issued, guaranteed or insured by the United States Government or its agencies or instrumentalities; (c) mortgage-related securities in which the U.S. Government Securities Series may invest; (d) repurchase agreements pertaining to such securities; (e) commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated Baa or above by Moody's or BBB or above by S&P, or comparably rated by another nationally recognized rating agency, or commercial paper rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P, or comparably rated by another nationally recognized rating agency; and (f) cash and income producing cash equivalents.

     Additionally, under normal circumstances, up to 30% of Diversified Income Series' total assets may be invested in any combination of (a) common and preferred stocks and convertible securities; (b) dollar denominated foreign securities (provided that such investments in foreign securities will be limited to 10% of the total assets of Diversified Income Series); and (c) non-investment grade bonds (sometimes referred to as "junk bonds") and non-rated corporate bonds. The lowest eligible rating category in which the Series will invest is

Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency, except that up to 10% of the assets of the Diversified Income Series may be invested in nonperforming securities rated lower than these categories or which are unrated.

INVESTMENT POLICIES -- GLOBAL BOND SERIES

     Global Bond Series invests its assets in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations, which securities have varying maturities and are denominated in various currencies, including the U.S. dollar. The Series may invest in any region of the world, including the United States. The Global Bond Series may engage in hedging/cross-hedging transactions; typically however Global Bond Series will be invested in the same number of currencies as countries in which it is invested.

     It is the present intention of the Series' sub-adviser, Mercury Asset Management International Ltd. ("Mercury International") to invest the Global Bond Series' assets principally in fixed-income securities of companies within, or governments of, the United States, Continental Europe, the United Kingdom, Canada, the Pacific Basin and in such other areas and countries as Mercury International may determine from time to time, including countries that are considered emerging market countries at the time of investment. At all times at least 80% of the Series' assets will be invested in developed countries. Developed countries include Canada, the United Kingdom, France, Germany, Australia, New Zealand, Austria, Belgium, Denmark, Finland, Ireland, Italy, Japan, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United States.

     In pursuing its investment objective, Global Bond Series invests in a broad range of fixed-income securities. Under normal market conditions, Mercury International anticipates that the Series will be invested primarily in fixed-income securities issued or guaranteed by (a) governments and their agencies and instrumentalities, (b) government-related issuers, and (c) supranational organizations (such as the World Bank, The European Economic Community, The Asian Development Bank and The European Coal and Steel Community). The Series also invests in corporate fixed-income securities issued by foreign or U.S. companies; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks); and commercial paper issued by foreign or U.S. companies. Under normal conditions, at least 90% of Global Bond Series' assets will be invested in high quality securities, i.e.., securities that are rated AA or better by S&P or Aa or better by Moody's or comparably rated by another nationally recognized rating agency, or, if unrated, are determined by Mercury International to be of comparable quality. At no time will the Series invest in securities that are rated below "A" or, if unrated, are determined by Mercury International to be of comparable quality. See the Appendix attached hereto for a description of the ratings of fixed-income securities and commercial paper.

     The maturities of investments held by the Global Bond Series are not subject to any prescribed limits. A longer average maturity is generally associated with a higher level of volatility in the market value of a fixed-income security. The maturity of a security measures only the time until final payment is due; it takes no account of the pattern of the security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. The average duration of Global Bond Series will vary depending on anticipated market conditions. The Series' average duration is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions. In computing the duration of the Series' investment portfolio, Mercury International will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates. The Series' average duration generally will be shorter than its average maturity. Under normal market conditions, Mercury International anticipates that the average weighted duration of the Series will be in the range of two to eight years.

INVESTMENT POLICIES -- HIGH YIELD SERIES

     High Yield Series invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities (sometimes referred to as "junk bonds"). Under normal circumstances, High Yield Series will invest at least 65% of its total assets in non-investment grade (as defined below) fixed income securities, convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, and other equity securities when these types of instruments are consistent with High Yield Series' investment objective. High Yield Series' remaining assets may be held in cash or cash equivalents or invested in investment grade fixed income instruments.

     The higher yields that High Yield Series seeks are usually available from non-investment grade securities--those rated lower than Baa3 by Moody's or lower than BBB- by S&P, or comparably rated by another nationally recognized rating agency, and unrated securities of similar quality. This is an aggressive approach to income investing and is subject to greater risk than investing in higher quality securities. High Yield Series may invest without limitation in any "eligible" rating category. The lowest eligible rating category in which High Yield Series will invest is Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency, except that up to 10% of the Series' total assets may be invested in "non-performing" securities rated lower than these categories. Securities in the Caa/CCC rating category are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default or there may be present elements of danger with respect to the payment of principal or interest. Non-performing securities are highly speculative. For a discussion of Moody's and S&P ratings, see the Appendix.

INVESTMENT POLICIES -- GLOBAL ASSET ALLOCATION SERIES

     Global Asset Allocation Series attempts to achieve its objective by following a flexible asset allocation strategy that contemplates increased ownership of equity securities during periods when stock market conditions appear favorable and increased ownership of short and long-term fixed-income securities during periods when stock market conditions are less favorable. To achieve this goal, the composition of Global Asset Allocation Series will vary with prevailing economic conditions. The Series' neutral allocation is approximately 60% in equity securities (including fixed income securities convertible into equity securities) and approximately 40% in fixed-income securities (including money market securities). Under normal conditions, either allocation may increase to 75% or decrease to 25%, although the Series may have all of its assets invested in either equity or fixed-income securities.

     Equity Investments. The approach of the Series' sub-adviser, Morgan Stanley Asset Management Limited ("Morgan Stanley"), is oriented to individual stock selection and is value driven. Morgan Stanley utilizes the research of a number of sources, including its affiliate in Geneva, Switzerland, Morgan Stanley Capital International.

     Morgan Stanley intends to invest in the common stocks of issuers located throughout the world, including issuers based in the United States as well as emerging markets. Common stocks for this purpose include securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Series may also invest in American Depositary Receipts, European Depositary Receipts or other types of depositary receipts. Securities in emerging markets may not be as liquid as those in developed markets and may pose greater risks. Although Morgan Stanley intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets.

     Fixed Income Investments. Fixed-income investments include United States government securities, foreign government securities, securities of supranational entities, Eurobonds and corporate bonds with varying maturities denominated in various currencies and money market instruments. In evaluating fixed-income securities, Morgan Stanley evaluates the currency, market and individual features of the securities being considered for investment. The Series seeks to minimize investment risk by investing in fixed-income securities rated A or better by S&P or Moody's or comparably rated by another nationally recognized rating agency, or, if unrated, are determined to be of comparable quality by Morgan Stanley.

INVESTMENT POLICIES -- ASSET ALLOCATION SERIES

     Asset Allocation Series attempts to achieve its objective by following a flexible asset allocation strategy that contemplates increased ownership of equity securities during periods when stock market conditions appear favorable and increased ownership of short and long-term fixed income instruments during periods when stock market conditions are less favorable. To achieve this goal, the composition of Asset Allocation Series will vary with prevailing economic conditions and may consist of any of the types of investments in which the Money Market Series,

U.S. Government Securities Series, Diversified Income Series, and Growth Stock Series are permitted to invest.

     Depending upon prevailing economic and market conditions, Asset Allocation Series may at any given time be primarily comprised of equity securities (including debt securities convertible into equity securities) or short-term money market securities or investment grade bonds and other debt securities, or any combination thereof.

     Fixed income securities in which Asset Allocation Series may invest include the investment grade and non-investment grade bonds (sometimes referred to as "junk bonds") in which the Diversified Income Series and High Yield Series may invest.

     Asset Allocation Series may invest up to 20% of its total assets in foreign securities (provided that no more than 15% of its total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States). Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities.

INVESTMENT POLICIES -- VALUE SERIES

     Value Series invests primarily in equity securities and selects stocks based on the value philosophy. In seeking to attain its investment objective, Value Series will invest primarily in common stocks or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities). In periods when a more defensive position is deemed warranted, Value Series may invest in high grade preferred stocks, bonds and other fixed income securities (whether or not convertible into or carrying rights to purchase common stock) or retain cash, all without limitation. Value Series may invest in repurchase agreements and in both listed and unlisted securities.

     Value Series may also invest up to 10% of its total assets in foreign securities. Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities.

INVESTMENT POLICIES -- GROWTH & INCOME SERIES

     Growth & Income Series will pursue its investment objectives by investing in a broadly diversified portfolio of securities, with an emphasis on securities of companies that have a history of dividend payments. Companies will be selected on the basis of their prospects for long-term growth and continued dividend payments. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred stock and fixed income securities). In periods when a more defensive position is deemed warranted, Growth & Income Series may invest in high grade preferred stocks, bonds, and other fixed income securities (whether or not convertible into or carrying rights to purchase common stock) or retain cash, all without limitation. Growth & Income Series may invest in repurchase agreements and in both listed and unlisted securities.

     Growth & Income Series may also invest up to 10% of its total assets in foreign securities. Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities.

INVESTMENT POLICIES -- S & P 500 INDEX SERIES

     The Series is not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Series utilizes a passive investment approach, attempting to duplicate the investment performance of the S&P 500 Index through statistical procedures.

     The S&P 500 Index is composed of 500 common stocks that are selected by S & P. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market value of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. economy and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process.

     The S&P 500 Index Series expects to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. To the extent that the size of the Index Series does not permit it to invest in all 500 stocks in the Index, the Index Series will purchase a representative sample of stocks from each industry sector included in the Index in proportion to that industry's weighting in the Index.

     To the extent that the Series seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Series' performance and the performance of the Index is anticipated in both rising and falling markets. The Series attempts to achieve a correlation between the performance of its investments and that of the Index of at least 0.95, before deduction of expenses. A correlation of 1.00 would represent perfect correlation between Series and Index performance. It is anticipated that the correlation of the Series' performance to that of the Index will increase as the size of the Series increases. The Series' ability to achieve significant correlation between Series and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Series shares. Advisers and the sub-adviser, The Dreyfus Corporation, monitor this correlation and report periodically to the Board of Directors of Fortis Series. Should the Series fail to achieve an appropriate level of correlation, the Board will consider alternative arrangements.

     Under normal circumstances, the Series invests at least 95% of its total assets in the common stocks included in the S&P 500 Index. To maintain liquidity, the Series may invest up to 5% of its assets in the following instruments: U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, reverse repurchase agreements, when-issued transactions and variable amount master demand notes. The Series may enter into futures contracts and options to a limited extent.

     Standard & Poor's-Registered Trademark-, "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Fortis Series. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the Series or any member of the public regarding the advisability of investing in securities generally or in the Series particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to Fortis Series is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to Fortis Series or the Series. Standard & Poor's has no obligation to take the needs of Fortis Series or the owners of the Series into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Series or the timing of the issuance or sale of the Series or in the determination or calculation of the equation by which the Series is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Series.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES, OWNERS OF THE SERIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES -- BLUE CHIP STOCK SERIES

     The Series will invest at least 65% of total assets in the common stocks of large and medium-sized blue chip companies, as defined by T. Rowe Price, the sub-adviser to the Series.

These companies will be well established in their industries and have the potential for above-average growth in earnings.

     Most of the assets will be invested in U.S. common stocks. However, the Series may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the Series' investment objectives. The Series may also engage in a variety of investment management practices, such as buying and selling futures and options. Investments in convertible securities, preferred stocks and fixed income securities are limited to 25% of total assets.

     The Series may employ the following types of management practices.

     Cash Position. The Series will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

     Futures and Options. The Series may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; to enhance income; and to protect the value of portfolio securities. The Series may purchase, sell or write call and put options on securities, financial indices, and foreign currencies.

     Operating Policies. Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Series' net assets. Options on securities: The total market value of securities against which the Series has written call or put options may not exceed 25% of its total assets. The Series will not commit more than 5% of its total assets to premiums when purchasing call or put options.

     Managing Foreign Currency Risk. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the Series' foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the Series' total return could be reduced.

INVESTMENT POLICIES -- INTERNATIONAL STOCK SERIES

     International Stock Series invests primarily (at least 65% of total assets under normal market conditions in the equity securities of non-U.S. companies (i.e., incorporated or organized outside the United States). However, the Series may have substantial investments in American Depositary Receipts and in convertible bonds and other convertible securities. The Series may invest up to 20% of the value of its total assets in fixed income securities and short-term money market instruments. International Stock Series' fixed income investments will be limited to those rated A or better by S&P or Moody's or comparably rated by another nationally recognized rating agency, or, if unrated, determined by the Series' sub-adviser, Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co. LLC, to be of comparable quality. See the Appendix for a description of the ratings of fixed income securities.

     It is the present intention of Lazard to invest the Series' assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as Lazard may determine from time to time. The percentage of International Stock Series' assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of Lazard.

INVESTMENT POLICIES -- MID CAP STOCK SERIES

     Mid Cap Stock Series attempts to maintain a diversified holding in common stocks of medium capitalization companies that have a market value between $200 million and $5 billion. The Series' sub-adviser, The Dreyfus Corporation ("Dreyfus"), believes that many medium-sized companies are in fast-growing industries, offer superior earnings growth potential and are characterized by strong balance sheets and high returns on equity. Mid Cap Stock Series may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

     Under normal circumstances, at least 65% of the Series' total assets will be invested in common stocks. The Series may also invest in: (1) obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; (2) instruments of U.S. and foreign banks, including certificates of deposit, banker's acceptances and time deposits, and may include Eurodollar certificates of deposit, Yankee certificates of deposit and Eurodollar time deposits; (3) corporate obligations rated at least Baa by Moody's or BBB by S&P or, if unrated, of comparable quality as determined by Dreyfus; (4) Eurodollar bonds and notes;
(5) securities of foreign companies evidenced by American Depository Receipts; (6) repurchase agreements; (7) when-issued transactions; and (8) commercial paper. The Series may also utilize securities lending and reverse repurchase agreements, and may enter into options and futures contracts for hedging purposes, subject to certain limitations.

     Common stocks are selected by the sub-adviser so that, in the aggregate, the investment characteristics and risk profile of Mid Cap Stock Series are similar to that of the S&P MidCap. The S&P MidCap is composed of 400 domestic common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the S&P MidCap in proportion to its market value. The inclusion of a stock in the S&P MidCap does not imply that S&P believes the stock to be an attractive or appropriate investment, nor is S&P in any way affiliated with the Series. The S&P MidCap was created by S&P to capture the performance of the stocks that fall in the medium capitalization range. S&P screened the medium-capitalization stocks candidacy population using the following criteria: level of trading activity, or liquidity; market value; industry group representation; and the level of controlling interest. A limited percentage of the S&P MidCap may include Canadian securities. No other foreign securities are eligible for inclusion.

     The Series may purchase and sell various financial instruments, including financial futures contracts (such as index futures contracts) and options (such as options on U.S. or foreign securities or indices of such securities). These instruments may be used, for example, to preserve a return or spread, or to facilitate or substitute for the sale or purchase of securities. The Series' ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Series may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

     The Series will not invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven (7) days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale).

INVESTMENT POLICIES -- SMALL CAP VALUE SERIES

     The sub-adviser of Small Cap Value Series is Berger Associates, Inc. ("Berger Associates") which has contracted with Perkins, Wolf, McDonnell & Company (the "Manager") to provide day-to-day investment management for the Series.

     Small Cap Value Series primarily invests in common stocks of small companies, both domestic and foreign, and other securities with equity features, such as convertible securities, preferred stocks, warrants and rights. Under normal circumstances, Small Cap Value Series will invest at least 65% of its assets in equity securities of companies with market capitalizations of less than $1 billion at the time of initial purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Series may also invest in common stocks of companies with market capitalizations in excess of $1 billion, equity securities other than common stocks, government securities, short-term investments or other securities described below, if the Manager believes these are likely to be best suited to achieve the Series' objective. In addition, Small Cap Value Series may invest in certain securities with unique risks, such as special situations and foreign securities.

     Small Cap Value Series is authorized to make limited use of certain types of put and call options, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of the Series' securities or the price of securities that the Series is considering purchasing. Although a hedging transaction may, for example, partially protect the Series from a decline in the value of a particular security or its portfolio generally, hedging may also limit the Series' opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. No more than 5% of the Series' net assets at the time of purchase may be utilized as premiums for options. Small Cap Value Series may write covered call options, but only up to 10% of the Series' net assets.

INVESTMENT POLICIES -- GLOBAL GROWTH SERIES

     Global Growth Series seeks its objectives primarily by investing in a global portfolio of equity securities, allocated among diverse international markets. The Series may invest in any kind of equity security including common stocks, preferred stocks and warrants.

     The Series is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of equity securities, bonds, or other securities in its portfolio. However, in view of its investment objectives, the Series currently expects to invest its assets primarily in equity securities. Under normal market conditions Global Growth Series invests approximately 55% to 65% of its total assets in equity securities in established growth companies which have achieved a record of operating earnings over the past five-year period. Such companies would usually be located in the United States, Canada, the United Kingdom, Japan, Australia, and other Western European nations. These companies will also have paid or have the ability to pay a dividend. Established growth companies typically have less sensitivity to general economic trends, tend to generate above average returns on invested capital, and have leadership positions in their respective industries. When selecting securities of non-U.S. issuers, Advisers considers additional factors related to the country of the non-U.S. issuer, including foreign currency exchange, the political stability of the country of such non-U.S. issuer, foreign regulations, and settlement practices.

     Global Growth Series may invest up to 45% of its equity securities in emerging growth companies and in global emerging markets. Global Growth Series has no minimum size requirements for the emerging growth companies in which it will invest. Advisers believes that investments in equity securities in emerging growth companies and in global emerging markets offer the opportunity for significant long-term investment returns.

     The debt obligations in which the Series may invest include a variety of government bonds and corporate debt obligations. Global Growth Series expects that a large portion of its debt investments will be high quality, as defined above, government or corporate bonds. Government bonds which the Series may purchase include debt obligations issued or guaranteed by the U.S. government or foreign governments (including foreign states, provinces, or municipalities) or their agencies, authorities or instrumentalities and also includes debt obligations issued by supranational entities, which entities are organized or supported by several national governments, such as the World Bank and the Asian Development Bank. Other debt obligations which the Series may purchase include corporate bonds and debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. The Series may also purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit). No more than 5% of the Series' net assets may be invested in a debt security rated lower than Baa or BBB. A description of the Moody's and S&P ratings is included in the Appendix.

     The Series may also use forward currency contracts and options and futures strategies which involve certain investment risks and transaction costs.

INVESTMENT POLICIES -- LARGE CAP GROWTH SERIES

     Large Cap Growth Series invests predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in Large Cap Growth Series' portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Series' net assets.

     The Series normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under United States law that have their principal office in the United States, and
(ii) the equity securities of which are traded principally in the United
States.

     The sub-adviser to Large Cap Growth Series is Alliance Capital Management L.P. ("Alliance"). Alliance expects the average market capitalization of companies represented in the Series' portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the S&P 500.

     Large Cap Growth Series may also: (1) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase; (2) invest up to 5% of its net assets in rights or warrants; (3) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase; (4) purchase and sell exchange-traded index options and stock index futures contracts; and (5) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Series (including exchange-traded index options) may not exceed 10% of its total assets. Large Cap Growth Series will not write put options.

INVESTMENT POLICIES -- GROWTH STOCK SERIES

     Growth Stock Series will generally invest in mid cap companies representing a diversified cross section of U.S. industry. For purposes of this Series, mid cap companies are those with a market capitalization between $1 billion and $5 billion at the time of purchase.

     Growth Stock Series will invest primarily in common stocks or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities). In periods when a more defensive position is deemed warranted, Growth Stock Series may invest in high grade preferred stocks, bonds and other fixed income securities (whether or not convertible into or carrying rights to purchase common stock) or retain cash, all without limitation. Growth Stock Series may also invest in repurchase agreements, listed and unlisted securities and up to 10% of its total assets in foreign securities. Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities.

INVESTMENT POLICIES -- AGGRESSIVE GROWTH SERIES

     The Series attempts to achieve its objective by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises ("emerging growth companies"), and in more established companies that have the potential for above-average capital growth.

     Aggressive Growth Series' policy is to invest, under normal circumstances, at least 65% of its total assets in common stocks of emerging growth companies and equity securities of more established companies whose rates of earnings growth are expected to accelerate because of special factors such as new products, changes in consumer demand, basic changes in the economic environment, or rejuvenated management. Emerging growth companies generally have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies.

     While Aggressive Growth Series will invest primarily in common stocks, it may, to a limited extent, seek appreciation in other types of securities such as convertible securities and warrants when relative values make such purchases appear attractive. The Series may also write covered call and secured put options and purchase call and put options on securities and stock indexes in an effort to increase total return and for hedging purposes, and may purchase and sell stock index futures contracts and options thereon for hedging purposes.

     Aggressive Growth Series may also invest up to 10% of its total assets in foreign securities.

INVESTMENT RESTRICTIONS -- MONEY MARKET SERIES, U.S. GOVERNMENT SECURITIES SERIES, DIVERSIFIED INCOME SERIES, ASSET ALLOCATION SERIES AND GROWTH STOCK SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. No Fund will:

     (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Fortis Series may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series, as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of such Series' total assets. Investment securities will not be purchased for a Series while outstanding bank borrowings exceed 5% of the value of such Series' total assets.

     (2)  Write, purchase or sell puts, calls or combinations thereof.

     (3) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

     (4)  Invest in commodities or commodity contracts.

     (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Series may be deemed an underwriter under applicable laws.

     (6) Participate on a joint, or a joint and several, basis in any securities trading account.

     (7) Invest in real estate, except a Series may invest in securities issued by companies owning real estate or interests therein.

     (8) Makes loans to other persons. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Series in accordance with its investment objectives and policies.

     (9)  Concentrate its investments in any particular industry, except that
(i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.
[For purposes of this restriction, securities of each foreign government will be considered a separate "industry".]

     (10) Purchase from or sell to any officer, director, or employee of Fortis Series, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of Fortis Series' common stock.

     (11) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" to the extent that the Series contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

     (12) Invest more than 5% of the value of its assets in restricted securities.

     The following investment restrictions may be changed without shareholder approval. Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series will not:

     (1) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (2) Invest in a company for the purposes of exercising control or management.

     (3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investments.

     (4) Invest in securities which would expose such Series to liabilities exceeding the amount invested.

     (5) Invest in interests (including partnership interests) in oil, gas, or other mineral exploration or development programs, except it may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

     (6) Invest more than an aggregate of 10% of their total assets in restricted securities (both debt and equity) or in equity securities which are not readily marketable.

INVESTMENT RESTRICTIONS -- HIGH YIELD SERIES, VALUE SERIES, GROWTH & INCOME SERIES AND AGGRESSIVE GROWTH SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. No Fund will:

     (1)  Concentrate its investments in any particular industry, except that
(i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.

     (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon. However, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

     (3) Invest directly in real estate or interests in real estate; however, the Series may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Series, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

     (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed an underwriter under applicable laws.

     (6) Purchase securities on margin, except that the Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Series may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

     (7)  Make short sales, except for sales "against the box."

     (8) Make loans to other persons, except: (i) each Series may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and
(ii) it may purchase debt securities through private placements (restricted securities) in accordance with the Series' investment objectives and policies.

     (9) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #10 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

     (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Series' total assets. The Series will not purchase securities while borrowings (including roll transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Series' borrowings falls below 300%, the Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

     The following investment restrictions may be changed without shareholder approval. High Yield Series, Value Series, Growth & Income Series and Aggressive Growth Series will not:

     (1) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (2) Invest in a company for the purposes of exercising control or management.

     (3) Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except the Series may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

     (4)  Invest more than 15% of their net assets in illiquid securities.

     (5) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Series would exceed 5% of the value of the total assets of the Series or (b) the Series' assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Series. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

     (6)  Invest in real estate limited partnership interests.

     (7) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Series.

INVESTMENT RESTRICTIONS -- GLOBAL GROWTH SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Global Growth Series will not:

     (1) Concentrate its investments, that is, invest 25% or more of its total assets in any particular industry.

     (2) Buy or sell commodities or commodity contracts, including futures contracts, other than within the limitations set forth in the Prospectus and Statement of Additional Information.

     (3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts; however, Global Growth Series may invest in debt securities secured by real estate or interests therein or issued by corporations which invest in real estate or interests therein.

     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by Global Growth Series, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

     (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Global Growth Series may be deemed an underwriter under applicable laws and except that Global Growth Series may invest up to 10% of the value of its assets in portfolio securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (such securities are referred to herein as "restricted securities").

     (6) Purchase securities on margin, except that Global Growth Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Global Growth Series may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

     (7)  Make short sales, except for sales "against the box."

     (8) Make loans to other persons, except that it may purchase readily marketable bonds, debentures, or other debt securities, whether or not publicly distributed, enter into repurchase agreements, and make loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made.

     (9) Issue senior securities, except that Global Growth Series may purchase securities on a when-issued, delayed delivery or forward commitment basis and enter into roll transactions and other transactions within the limitations set forth in the Prospectus and Statement of Additional Information which may be deemed to constitute borrowing.

     (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Series' total assets. Global Growth Series will not purchase securities while borrowings (including roll transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Series' borrowings falls below 300%, Global Growth Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

     The following investment restrictions may be changed without shareholder approval. Global Growth Series will not:

     (1) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (2) Invest in a company for the purposes of exercising control or management.

     (3) Invest in interests (including partnership interests or leases) in oil, gas, or other mineral exploration or development programs, except the Global Growth Series may purchase or sell securities issued by corporations engaging in oil, gas, or other mineral exploration or development business.

     (4) Purchase or retain the securities of any issuer if those officers and directors of Fortis Series or its investment adviser owning (including beneficial ownership) individually more than 1/2 of 1% of the securities of such issuer together own (including beneficial ownership) more than 5% of the securities of such issuer.

     (5) Invest more than an aggregate of 10% of the value of its total assets in (a) restricted securities (both debt and equity) or in debt or equity securities of any issuer which are not readily marketable; (b) repurchase agreements with a maturity of more than seven days; and (c) over-the-counter option and futures contracts; provided further that the Series will not invest more than 5% of its total assets in restricted securities.

     (6) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Series would exceed 5% of the value of the total assets of the Series or (b) the Series' assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Series. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)

     (7)  Invest in real estate limited partnership interests.

     (8) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Series.

     (9) Borrow money in excess of 10% of its total assets, except as a temporary or emergency measure. ("Roll" transactions will not be considered borrowing for purposes of this restriction).

     (10) Will not invest more than 5% of its net assets in warrants, valued at the lower of cost or market.

INVESTMENT RESTRICTIONS -- GLOBAL BOND SERIES, GLOBAL ASSET ALLOCATION SERIES AND INTERNATIONAL STOCK SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. No Fund will:

     (1)  Concentrate its investments in any particular industry, except that
(i) a Series may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies, such as CIT Financial Corp., Commercial Credit Corporation and
Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services,
Inc. [For purposes of this restriction, securities of each foreign government or agency thereof will be considered separate "industries".]

     (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, a Series may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

     (3) Invest directly in real estate or interests in real estate; however, a Series may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies that invest in real estate or interests therein.

     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed an underwriter under applicable laws.

     (5) Purchase securities on margin or otherwise borrow money, except that a Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. A Series also may obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank an amount that does not exceed 33 1/3% of the value of a Series' total assets. A Series will not purchase investment securities while outstanding bank borrowings (including "roll" transactions) in excess of 5% of its total assets are outstanding. In the event that the asset coverage for a Series' borrowings falls below 300%, such Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

     (6) Make loans to other persons, except that a Series may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the amount lent as well as the collateral securing such loans), if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents (including repurchase agreements pertaining to such securities or obligations). Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities.

     (7) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction 5 concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

     The following investment restrictions may be changed without shareholder approval. Global Bond Series, Global Asset Allocation Series and
International Stock Series will not:

     (1) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (2) Invest in a company for the purposes of exercising control or management.

     (3) Invest in interests (including partnership interests or leases) in oil, gas or other mineral exploration or development programs, except it may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     (4)  Invest more than 15% of their net assets in illiquid securities.

     (5) Enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by such Series would exceed 5% of the value of the total assets of such Series. (This restriction does not apply to securities purchased on a when-issued, delayed delivery or forward commitment basis.)

     (6) Make short sales, except for sales "against the box" and except for foreign currency forward exchange contracts for hedging or cross-hedging purposes.

     (7) Mortgage, pledge or hypothecate its assets, except to the extent necessary to secure permitted borrowings and except for collateral arrangements in connection with permissible activities.

     (8) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Series.

     (9) Global Asset Allocation Series and International Stock Series will not invest more than 5% of their net assets in warrants, valued at the lower of cost or market.

     (10) Global Asset Allocation Series and International Stock Series will not invest more than 5% of their net assets in warrants, valued at the lower of cost or market.

INVESTMENT RESTRICTIONS -- S&P 500 INDEX SERIES AND MID CAP STOCK SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

     (1) Purchase any securities which would cause more than 25% of the value of the Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions, are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     (2) Borrow money or issue senior securities as defined in the 1940 Act except that a Series may borrow money in an amount not exceeding one-third of the Series' total assets at the time of such borrowings. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     (3) Make loans or lend securities, if as a result thereof more than one-third of the Series' total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     (4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Series from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     (5) Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Series' investment program may be deemed an underwriting.

     (6) Purchase or sell commodities except that the Series may enter into futures contracts and related options, forward currency contracts and other similar instruments.

     The following investment restrictions may be changed without shareholder approval. S&P 500 Index Series and Mid Cap Stock Series will not:

     (1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute selling short.

     (2) Purchase securities on margin, except that the Series may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (3)  Purchase oil, gas or mineral leases.

     (4)  Invest more than 15% of their net assets in illiquid securities.

     (5) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (6) Purchase any security while borrowings representing more than 5% of the Series' total assets are outstanding.

     (7) Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Series' transactions in futures contracts and related options.

     (8) Invest more than 25% of the value of its total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.

     (9) Invest in a company for the purposes of exercising control or management.

     (10) Invest more than 5% of their net assets in warrants, valued at the lower of cost or market.

     Each of S&P 500 Index Series and Mid Cap Stock Series engages, except as noted, in the following practices in furtherance of its investment objective:

Loans of Portfolio Securities. The Series have authority to lend portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Series may at any time call the loan and regain the securities loaned; (3) the Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Series. In addition, it is anticipated that the Series may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Series considers all relevant factors and circumstances including the creditworthiness of the borrower.

Futures Contracts and Options. For the purpose of creating market exposure for uncommitted cash balances, reducing transaction costs associated with rebalancing the Series, facilitating trading or seeking higher investment returns when a futures contract is priced more attractively than the underlying security or the index of the Series, the Series may enter into futures contracts, options, and options on futures contracts with respect to securities in which the Series may invest and indices comprised of such securities.

Restrictions on the Use of Futures Contracts and Options. The Series will not enter into futures contracts to the extent that its outstanding obligations under these contracts would exceed 10% of the Series' total assets. To the extent that the Series enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the

Commodity Futures Trading Commission), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Series' net assets.

     Transactions using options and futures contracts (other than options that the Series has purchased) expose the Series to an obligation to another party. The Series will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     All options purchased or written by the Series must be listed on a national securities or futures exchange or traded in the over-the-counter ("OTC") market. The Series will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Series, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Series, and
(iii) the market value of all other assets of the Series that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Series, taken at market value. However, if an OTC option is sold by the Series to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Series will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between current market value of the underlying security and the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     The Series may write only covered options. A call option is covered if the Series owns the underlying security or a call option on the same security with a lower strike price. A put option is covered if the Series segregates cash and/or short-term debt securities in an amount necessary to pay the strike price of the option or purchases a put option on the same underlying security with a higher strike price.

     The Series will not purchase puts, calls, straddles, spreads or any combination thereof, if as a result of such purchase the value of the Series' aggregate investment in such securities would exceed 5% of the Series' total assets.

INVESTMENT RESTRICTIONS -- BLUE CHIP STOCK SERIES AND SMALL CAP VALUE SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

     (1) Borrow money except that the Series may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Series' investment objective and program, provided that the combination of
(i) and (ii) shall not exceed 33 1/3% of the value of the Series' total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable laws. The Series may borrow from banks or other persons to the extent permitted by applicable law.

     (2) Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

     (3) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry.

     (4) Make loans, although the Series may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Series' total assets; (ii) purchase money market securities and enter into repurchase agreements; and
(iii) acquire publicly-distributed or privately-placed debt securities and purchase debt.

     (5) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     (6) Purchase a security if, as a result, with respect to 75% of the value of the Series' total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Series (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Series from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

     (8)  Issue senior securities except in compliance with the 1940 Act.

     (9) Underwrite securities issued by other persons, except to the extent that the Series may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

     With respect to investment restriction (2), the Series do not consider currency contracts or hybrid investments to be commodities. For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Series' semi-annual and annual reports. For purposes of investment restriction (4), the Series will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     The following investment restrictions may be changed without shareholder approval. Blue Chip Stock Series and Small Cap Value Series will not:

     (1) Purchase additional securities when money borrowed exceeds 5% of its total assets.

     (2) Invest in companies for the purpose of exercising management or control.

     (3) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Series' net asset value.

     (4)  Invest more than 15% of their net assets in illiquid securities.

     (5) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (6) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

     (7) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Series as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 25% of the Series' total assets at the time of borrowing or investment.

     (8) Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that Blue Chip Stock Series may invest up to 5% of its total assets in such programs.

     (9) Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

     (10) Invest more than 5% of their net assets in warrants, valued at the lower of cost or market.

INVESTMENT RESTRICTIONS -- LARGE CAP GROWTH SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

     (1) Purchase more than 10% of the outstanding voting securities of any one issuer.

     (2) Invest 25% or more of the value of its total assets in the same industry except that this restriction does not apply to securities issued or guaranteed by the United States Government, its agencies and instrumentalities.

     (3) Borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

     (4) Pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings.

     (5) Make loans except through the purchase of debt obligations, lending portfolio securities and entering into repurchase agreements.

     (6)  Write put options.

     (7) (a) Purchase or sell real estate except that it may purchase and sell securities of companies that deal in real estate or interests therein;
(b) purchase or sell commodities or commodity contracts (other than stock index futures contracts), (c) make short sales of securities or purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions, or (d) act as an underwriter of securities, except that the Large Cap Growth Series may acquire restricted securities or securities in private placements under circumstances in which, if such securities were sold, the Large Cap Growth Series might be deemed to be an underwriter within the meaning of the Securities Act of 1933.

     The following investment restrictions may be changed without shareholder approval. Large Cap Growth Series will not:

     (1) Invest more than 20% of the value of its total assets in convertible securities.

     (2) Invest more than 5% of the value of its total assets in rights or warrants that entitle the holder to buy equity securities.

     (3) Invest more than 15% of the value of its total assets in securities of foreign issuers.

     (4)  Invest more than 15% of its net assets in illiquid securities.

     (5) Sell a call option written by it if, as a result of the sale, the aggregate of the Series' portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the value of the Series' total assets.

     (6) Invest more than 10% of its total assets in put and call options (including options on market indices).

     (7)  Purchase or sell options on stock index futures contracts.

     (8) Purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.

     (9) Participate on a joint, or joint and several, basis in any securities trading account.

     (10) Invest in companies for the purpose of exercising control.

     (11) Invest in interests in oil, gas or other mineral exploration or development programs, except that it may purchase and sell securities in companies that deal in oil, gas or other mineral exploration or development programs.

     (12) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (13) Will not invest more than 5% of its net assets in warrants, valued at the lower of cost or market.

                    INVESTMENT PRACTICES AND RISK CONSIDERATIONS

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

     The Series may invest in certificates of deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

SHORT-TERM MONEY MARKET INSTRUMENTS

     Each Series may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments in which each Series may invest include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers (or the sub-adviser, if applicable) to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

U.S. GOVERNMENT SECURITIES

     Each Series  may invest in U.S. government securities, which include:
(i) the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities.

MORTGAGE-RELATED SECURITIES

     Consistent with the investment objectives and policies of all but Aggressive Growth Series as set forth in the Prospectus, and the investment restrictions set forth below, the Series may invest in certain types of mortgage-related securities. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

     A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

     (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

     (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

     As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and investment income would be reduced.

     (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

     Fortis Series expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Series may, consistent with their investment objectives, policies and restrictions, consider making investments in such new types of securities.

     Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in Section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

     Securities in this investment category include, among others, standard mortgage-related bonds and newer collateralized mortgage obligations (CMOs). Mortgage-related bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable monthly and principal payable on the stated date of maturity. CMO's have characteristics of both pass-through securities and mortgage-related bonds.

CMOs AND MULTI-CLASS PASS-THROUGH SECURITIES

     U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series and International Stock Series may invest in CMOs. CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as derivatives.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO. CMO's are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

     CMO's are issued by entities that operate under orders from the Securities and Exchange Commission (the SEC) exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Series) in the securities of such issuers was subject to limitations imposed by
Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, the Series may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

     There are many classes of CMOs. There are "IOs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in Mortgage Assets. There are also "POs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

     As to IOs, POs, inverse floaters, and accrual bonds, not more than 5% of the net assets of each of U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series and International Stock Series will be invested in any one of these items at any one time, and no more than 10% of the net assets of each of such series will be invested in all such obligations at any one time. Not more than 5% of the Global Growth Series' net assets collectively will be invested in such obligations at any time.

     Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Series to attempt to protect against a reduction in the income earned on the Series' investments due to a decline in interest rates. The Series would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage Backed Security.

     However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

     An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by Fortis Series. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

SECURITIES OF FOREIGN COMPANIES

     In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company. In addition, in some instances only special classes of securities may be purchased by foreigners, and the market prices, liquidity, and rights with respect to those securities may vary from shares owned by nationals. Money Market Series, U.S. Government Securities Series and Asset Allocation Series each may invest in securities of, or guaranteed by, the Government of Canada, a Province of

Canada, or any instrumentality or political subdivision thereof in an amount not exceeding 25% of the value of its total assets. Money Market Series and Asset Allocation Series each may invest up to an additional 15% and 20%, respectively of its total assets in securities of foreign companies (which does not include domestic branches of foreign banks and foreign branches of domestic banks), provided that no more than 15% of Asset Allocation Series' total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States. However, these Series each may not invest more than 49% of the value of its total assets collectively in: (i) securities of, or guaranteed by, the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof; (ii) securities of foreign companies; and
(iii) securities of domestic branches of foreign banks and foreign branches of domestic banks. High Yield Series, Value Series, Growth & Income Series, Growth Stock Series, and Aggressive Growth Series each may invest up to 10% of its total assets in securities of foreign governments and companies. Small Cap Value Series may invest in foreign securities without limitation.

     Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities due to the potential political and economic instability of certain countries and risks of expropriation, nationalization, confiscation, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization, or other confiscation, by any country, the Series could lose its entire investment in any such country. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. A Series, particularly Global Bond Series, Global Asset Allocation Series, International Stock Series and Global Growth Series, could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Most of the securities held by the Global Bond Series, Global Asset Allocation Series, Global Growth Series and International Stock Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Series will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists.

     Because Global Bond Series, Global Asset Allocation Series, International Stock Series and Global Growth Series will each invest at least a majority of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies may account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of such Series.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S., and other economic and financial conditions affecting the world economy.

     Although Global Bond Series, Global Asset Allocation Series, International Stock Series and Global Growth Series each values its assets daily in terms of U.S. dollars, each such Series does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. These Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. The Series will consider such difficulties when determining the allocation of the Series' assets, although the Series does not believe that such difficulties will have a material adverse effect on the portfolio trading activities.

     The Series' net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Series' net investment income.

DEPOSITARY RECEIPTS

     The Series which may invest in foreign securities may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of eligible European or Far Eastern Issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. For purposes of the Series' investment policies, the Series' investments in ADRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

REPURCHASE AGREEMENTS

     Each Series may invest in repurchase agreements. A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration, usually less than a week, but on occasion for longer periods. Each Series investment in repurchase agreements with a maturity of more than seven days is subject to the Series' limitations regarding restricted and illiquid securities. In investing in repurchase agreements, a Series' risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Series may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, the Series could suffer a loss. If the Series owns underlying securities following a default on the repurchase agreement, the Series will be subject to risk associated with changes in the market value of such securities. The Series' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Series will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest). The Board of Directors of Fortis Series (the "Board of Directors") evaluates the creditworthiness of issuers which are securities dealers. U.S. Government Securities Series will only execute repurchase agreements in which the underlying security meets the criteria of the Series' investment policies. U.S. Government Securities Series will limit transactions involving repurchase agreements to domestic commercial banks and/or recognized dealers in United States government securities believed by Advisers to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS

     S&P 500 Index Series, Blue Chip Stock Series and Mid Cap Stock Series each may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by such Series to be inconvenient or disadvantageous, although Blue Chip Stock Series does not currently intend to make such investments. Reverse repurchase agreements are ordinary repurchase agreements in which a Series is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Series.

EXTENDIBLE NOTES

     Money Market Series, Global Bond Series, Global Asset Allocation Series and Asset Allocation Series each are permitted to invest up to 25% of the value of its total assets in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer, typically a financial or an industrial concern, to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same times as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price, e.g., at 100% of the outstanding principal amount plus unpaid accrued interest, if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer, i.e., to require the issuer to repurchase the note, provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

     Extendible notes are typically issued with maturity dates in excess of 13 months from the date of issuance. If such extendible notes provide for an optional maturity date of 13 months or less, however, then such notes are deemed by these Series to have been issued for the shorter optional maturity date. Accordingly, investment in such extendible notes would not be in contravention of the investment policy of the Series not to invest in securities having a maturity date in excess of 13 months from the date of acquisition. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturity of these Series.

     An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner to the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed-term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Series buying them.

     The creditworthiness of the issuers of the extendible notes is monitored and rated by Moody's and by S&P, and investments by these Series in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Series with respect to other forms of investment. The creditworthiness of such issuers is also monitored by Advisers (as well as the sub-adviser for Global Bond Series and Global Asset Allocation Series).

DELAYED DELIVERY TRANSACTIONS

     All Series except Money Market Series and Growth Stock Series may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If the Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Series to hedge against anticipated changes in interest rates and prices. The Series may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the above Series may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Series to "roll over" its purchase commitment, the Series may receive a negotiated fee.

     The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Series to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Series' net asset value to the extent that the Series purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Series may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. As to each Series, no more than 20% of its net assets may be invested in when-issued, delayed delivery, or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery, or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

DOLLAR ROLLS

     In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Series other than Money Market Series and Growth Stock Series may enter into "dollar rolls" in which a Series sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Each Series gives up the right to receive principal and interest paid on the securities sold. However, each Series would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of each Series compared with what such performance would have been without the use of dollar rolls. Each Series will hold and maintain in a segregated account until the settlement date cash or any security that is not considered restricted or illiquid in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Adviser's (or the sub-adviser's) ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Series while remaining substantially fully invested increases the amount of each Series' assets that are subject to market risk to an amount that is greater than each Series' net asset value, which could result in increased volatility of the price of each Series' shares.

LENDING OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series and Aggressive Growth Series, may lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash, U.S. government securities, certificates of deposit, or other high-grade, short-term obligations or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. Such Series will receive amounts equal to dividends or interest on the securities loaned. These Series will also earn income for having made the loan. Such Series will limit such lending to not more than 33 1/3% of the value of each such Series' total assets and Global Growth Series will limit such lending to not more than 30% of the value of its total assets (for each such Series, including the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on such Series investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described in the Prospectus and this Statement of Additional Information, these Series will not make loans to other persons. A certain percentage of a Series' assets will generally be invested in a described fashion. These percentage calculations will exclude collateral received by a Series in connection with securities lending.

     The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Advisers (or the sub-adviser, if there is one for the Series) to be of good standing and will not be made unless, in the judgment of Advisers (or the sub-adviser), the consideration to be earned from such loans would justify the risk.

TRANSACTIONS IN HIGH-YIELDING SECURITIES

     Participation in lower-rated securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by the Diversified Income Series, High Yield Series, or Asset Allocation Series defaulted, such Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and such Series' asset value. Furthermore, in the case of high-yielding securities structured as zero coupon or payment in kind securities ("PIKs"), their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

     High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, these Series likely would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Series assets. If such Series experience unexpected net redemptions, this may force them to sell their high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which the Series' expenses can be spread and possibly reducing the rate of return.

     To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of the Board of Directors to accurately value high-yielding securities and such Series' assets and such Series' ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by such Series may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     New laws and proposed new laws could have an adverse impact on the market for such securities. As examples, recent legislation requires federally-insured savings and loan associations to divest their investments in high-yielding securities and pending proposals are designed to limit the use, or tax and other advantages of high-yielding securities. The new legislation and the proposals, if enacted, could have an adverse effect on these Series' net asset value and investment practices, with the extent of the impact depending upon the composition of such Series at that time.

     Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by these Series to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so such Series can meet redemption requests. The achievement of the investment objective of such Series may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, these Series may retain a portfolio security whose rating has been changed if the security otherwise meets the Series' investment objectives and investment criteria.

RESTRICTED AND ILLIQUID SECURITIES

     A policy of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series which may not be changed without the approval of the shareholders, is that each such Series may invest up to 5% of the value of its total assets in securities which it might not be free to sell to the public without registration of such securities under the Securities Act of 1933 (excluding Rule 144A securities). However, this policy is further restricted by a policy--which could be changed without shareholder approval--which prohibits more than an aggregate of 10% of each such Series' assets from being invested in: restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable.

     Global Growth Series may invest up to 10% of the value of its total assets in securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (excluding Rule

144A securities). This policy is restricted by a further policy which could be changed without shareholder approval--that prohibits more than an aggregate of 10% of Global Growth Series' assets from being invested in (a) restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable, (b) repurchase agreements with a maturity of more than seven days, and (c) over-the-counter option and futures contracts.

     A policy of each of the Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Large Cap Growth Series and Aggressive Growth Series is that each Series may invest up to 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and regulations.

     A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Series may be restricted in its ability to sell such securities at a time when Advisers or a sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Series may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. Some Series may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors or its delegate subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and interest-only and principal-only classes of mortgage-related securities issued by the U.S. government or its agencies or instrumentalities.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

     Each Series may invest in U.S. Treasury inflation-protection securities. Inflation-protection securities are new types of marketable book-entry securities issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April, July, and October. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security will be indexed to the non- seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

EMERGING MARKETS

     Subject to the restrictions set forth above, each of Global Bond Series, Global Asset Allocation Series, Small Cap Value Series, Large Cap Growth Series and International Stock Series may invest without limitation in emerging market countries. Global Growth Series may invest up to 45% of its equity securities in emerging market countries. High Yield Series may invest up to 10% of its total assets in emerging market countries. Global Bond Series may invest up to 20% of its total assets in emerging market countries. Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness.

     Emerging markets are countries categorized as emerging markets by the International Financial Corporation, the World Bank's private sector division. Such countries may include but are not limited to Singapore, Indonesia, China, India and certain Latin American countries such as Mexico, Argentina, Chile and Brazil. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Certain of the obligations that the Series may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Series limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Advisers (or the sub-adviser, if applicable) monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Series' right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Series elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Series' custodian, subject to a subcustodian agreement approved by the Series between the bank and the Series' custodian.

     The floating and variable rate obligations that the Series may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Series an undivided interest in the underlying obligations in the proportion that such Series' interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities.

LETTERS OF CREDIT

     Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks, the securities of which, in the opinion of Advisers (or the sub-adviser, if applicable), are of investment quality comparable to other permitted investments of such Series, may be used for letter of credit-backed investments.

REAL ESTATE OR REAL ESTATE INVESTMENT TRUST

     Diversified Income Series, Asset Allocation Series, Value Series, Growth & Income Series and Small Cap Value Series may invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. Growth & Income Series and Value Series currently intend to invest the REIT portion of its portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

     Value Series has also adopted a nonfundamental investment restriction that it may invest up to 10% of its total assets in Real Estate Investment Trusts (REITs) and will invest only in REITs that are publicly distributed. The Series' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

BORROWINGS

     Each Series may borrow money from banks as a temporary measure to facilitate redemptions. As a policy which may not be changed without shareholder approval, however, borrowings by Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series may not exceed 10% (5% for Large Cap Growth Series) of the value of the total assets of each such Series.

     Borrowings by Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series and Aggressive Growth Series through banks and "roll" transactions will not exceed 33 1/3% of the total assets of each such Series. As an operating policy, Blue Chip Stock Series may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 25% of such Series' total assets. No additional investment securities may be purchased by a Series whose outstanding borrowings, (including "roll" transactions in the case of the Series in this paragraph) exceed 5% of the value of such Series' total assets. If market fluctuations in the value of the portfolio holdings of the Series in this paragraph or other factors cause the ratio of such Series' total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event such Series may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Interest paid on borrowings will not be available for investment.

ZERO COUPON OBLIGATIONS

     U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, International Stock Series and Global Growth Series may invest in zero coupon obligations of the government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

     Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. These Series may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in the Series shall apply equally to the Series' investments in zero coupon securities (including, for example, minimum corporate bond ratings).

VARIABLE AMOUNT MASTER DEMAND NOTES

     Each Series may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Series at varying market rates of interest pursuant to arrangements between the Series, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Series has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount of the amount then outstanding together with interest to the date of payment.

MUNICIPAL SECURITIES

     U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series each may invest not more than 20% of their total assets in municipal securities during periods when such securities appear to offer more attractive returns than taxable securities.

PAYMENT-IN-KIND DEBENTURES

     U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series and International Stock Series may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by Fortis Series at the time of the investment. The investment restrictions regarding corporate bond quality are applicable to investments in PIKs by such Series as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause such Series to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

OPTIONS

OPTIONS ON SECURITIES. Options (a type of potentially high risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, Blue Chip Stock Series, International Stock Series, Global Growth Series and Aggressive Growth Series may write (sell) covered call and covered put options and purchase call and put options on securities (provided that International Stock Series and Aggressive Growth Series will write and purchase options only on equity securities and Global Bond Series and High Yield Series will write and purchase options only on debt securities). Global Bond Series, Global Asset Allocation Series, Blue Chip Stock Series and International Stock Series may also purchase, write or sell options on securities or financial indices for other than hedging purposes, which involves greater risk. Where such Series write an option which expires unexercised or is closed out by such Series at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of any such Series' security underlying the option, or the increased cost of such Series' securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to such Series' position, the option may be exercised and such Series will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. Such Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

     Such Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Series wants to purchase at a later date. In the event that the expected market fluctuations occur, such Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to such Series.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series and Global Growth Series may enter into interest rate futures contracts. Global Bond Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series and Aggressive Growth Series may enter into stock index futures contracts for hedging purposes. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series and Aggressive Growth Series may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")

     Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Series' current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Series' securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of a Series' securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by such Series. The Series will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Mid Cap Stock Series and Global Growth Series, may purchase and write options to buy or sell interest rate futures contracts. In addition, the Global Asset Allocation Series, Value Series, Growth & Income Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Global Growth Series and Aggressive Growth Series, may purchase and write options on stock index futures contracts. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Global Growth Series and Aggressive Growth Series may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

     Put and call Options on Futures Contracts may be traded by the Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, Blue Chip Stock Series, International Stock Series, Global Growth Series and Aggressive Growth Series in order to protect against declines in the values of such Series securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, these Series may suffer a loss on the transaction.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

     Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series and Aggressive Growth Series may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which each Series invests. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. Each Series may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Series believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Series (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Series' investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, the Series also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (other than the U.S. dollar) where the Series believes that the value of the currency to be sold pursuant to the forward sale contract will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Series are denominated (a "cross-hedge").

     Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered restricted or illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, any Series that has the ability to enter into a forward contract for an essentially speculative purpose will, upon entering into such a transaction, segregate assets to cover such forward contracts. At the present time, only the Global Bond, Global Asset Allocation and International Stock Series may enter into speculative forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Series will not segregate assets to cover forward contracts entered into for hedging purposes.

     Although forward contracts will be used primarily to protect such Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

OPTIONS ON FOREIGN CURRENCIES. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Global Growth Series and Aggressive Growth Series may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and these Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to such Series' position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Series are traded on U.S. and foreign exchanges or over-the-counter.

LIMITATIONS ON INVESTMENTS IN DERIVATIVE INSTRUMENTS ON SECURITIES, OPTIONS AND FUTURES CONTRACTS

     Global Bond Series, Global Asset Allocation Series and International Stock Series will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by such Series would exceed 5% of the value of the total assets of such Series. This restriction does not apply to securities purchased on a when-issued, delayed delivery or forward commitment basis.

     High Yield Series, Value Series, Growth & Income Series, Global Growth Series and Aggressive Growth Series have adopted two percentage restrictions on the use of options, futures, and forward contracts. The first restriction is that each such Series will not enter into any options, futures, or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Series would exceed 5% of the value of the total assets of the Series. The second restriction is that the aggregate value of the Series' assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Series. These two restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis as described under "Delayed Delivery Transactions." However, each such Series intends to limit its investment in futures during the coming year so that the aggregate value of the Series assets subject to futures contracts will not exceed 5% of the value of its net assets.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

     Although Global Bond Series, High Yield Series, Global Asset Allocation Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series and Aggressive Growth Series may enter into transactions in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options solely for hedging purposes, their use does involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged or unexpected adverse price movements, could render such Series' hedging strategy unsuccessful and could result in losses. These Series also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, such Series may be required to maintain a position until exercise or expiration, which could result in losses.

     Transactions in options, Futures Contracts, Options on Futures Contracts, and Currency Contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission, as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

SEGREGATED ACCOUNTS

     To comply with the 1940 Act, a Series engaging in certain transactions involving options, futures, reverse repurchase agreements, delayed delivery and forward contracts on foreign currencies will "cover" its positions by establishing a segregated account. These segregated accounts will be established and maintained with the Fortis Series' custodian and will contain only liquid assets such as cash, or any security that is not considered restricted or illiquid.

SECURITIES OF OTHER INVESTMENT COMPANIES

     Some Series may purchase the securities of open-end or closed-end investment companies if such purchases are in compliance with the 1940 Act. If a Series invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Series indirectly absorbs its pro rata share of the other investment companies' expenses.) However, Advisers believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

WARRANTS OR RIGHTS

     Warrants or rights may be acquired (no more than 5% of net assets, valued at the lower of cost or market) by Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series and Large Cap Growth Series in connection with other securities or separately. Warrants provide such Series with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by such Series in units or attached to securities will be deemed to be without value for purpose of this restriction.

SHORT SALES AGAINST THE BOX

     Each of Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, International Stock Series, Mid Cap Stock Series, Global Growth Series and Aggressive Growth Series may sell a security to the extent such Series contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." The aggregate market value of the underlying securities subject to all outstanding short sales may not exceed 5% of the net assets of the Series.

                              MANAGEMENT OF THE FUNDS

     Under Minnesota law, the Board of Directors of Fortis Series has overall responsibility for managing it in good faith, in a manner reasonably believed to be in the best interests of the company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Series are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies.

                                     POSITION WITH
NAME AND ADDRESS          AGE          THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------          ---        -------------         -----------------------------------------
Richard W. Cutting        67         Director           Certified public accountant and financial
137 Chapin Parkway                                      consultant.
Buffalo, New York

Allen R. Freedman*        58         Director           Chairman, Chief Executive Officer and
One Chase Manhattan                                     President of Fortis, Inc.; a Managing
Plaza                                                   Director of Fortis International, N. V.
New York, New York

Dr. Robert M. Gavin       58         Director           President, Cranbrook Education Community,
380 Lone Pine Road                                      Prior to July 1996, President Macalester
Bloomfield Hills,                                       College, St. Paul, MN.
Michigan

Jean L. King                                            President, Communi-King, a communications
                                                        consulting firm, St.

                                     POSITION WITH
NAME AND ADDRESS          AGE          THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------          ---        -------------         -----------------------------------------
12 Evergreen Lane         54         Director           Paul, MN.
St. Paul, Minnesota

Dean C. Kopperud *        46         President          Chief Executive Officer and a Director of
500 Bielenberg                       and                Advisors, President and a Director of
Drive                                Director           Investors, President of Fortis Financial
Woodbury, Minnesota                                     Group, a Director of Fortis Benefits
                                                        Insurance Company and a Senior Vice
                                                        President of Time Insurance Company.

Edward M. Mahoney         68         Director           Retired; prior to December, 1994, Chairman
2760 Pheasant Road                                      and Chief Executive Officer and a Director
Excelsior,                                              of Advisers and Investors, Senior Vice
Minnesota                                               President and a Director of Fortis
                                                        Benefits Insurance Company, and Senior
                                                        Vice President of Time Insurance Company.

Robb L. Prince            57         Director           Financial and Employee Benefit Consultant;
5108 Duggan Plaza                                       prior to July, 1995, Vice President and
Edina, Minnesota                                        Treasurer, Jostens, Inc., a producer of
                                                        products and services for the youth,
                                                        education, sports award, and recognition
                                                        markets, Minneapolis, MN.

Leonard J. Santow         62         Director           Principal, Griggs & Santow, Incorporated,
75 Wall Street                                          economic and financial consultants, New
21st Floor                                              York, NY.
New York, New York

Joseph M. Wikler          57         Director           Investment consultant and private investor.
12520 Davan Drive
Silver Spring,
Maryland

Gary N. Yalen             56         Vice President     President and Chief Investment Officer of
One Chase Manhattan                                     Advisers (since 1995) New York, NY, and
Plaza                                                   Senior Vice President, Investments,
New York, New York                                      Fortis, Inc.; prior to 1996, President and
                                                        Chief Investment Officer, Fortis Asset
                                                        Management, a former division of Fortis,
                                                        Inc.

Howard G. Hudson          61         Vice President     Executive Vice President and Head of Fixed
One Chase Manhattan                                     Income Investments of Advisers since 1995;
Plaza                                                   prior to 1996, Senior Vice President,
New York, New York                                      Fixed Income, Fortis Asset Management.

Lucinda S. Mezey          51         Vice President     Executive Vice President and Head of
One Chase Manhattan                                     Equity Investments of Advisers since
Plaza                                                   October 1997; from 1995 to October 1997,
New York, New York                                      Chief Investment Officer, Alex Brown
                                                        Capital Advisory and Trust Co., Baltimore,
                                                        MD; and prior to 1995, Senior Vice
                                                        President and Head of Equity Investments,
                                                        PNC Bank, Philadelphia, PA.

James S. Byrd             47         Vice President     Executive Vice President of Advisers since
90 South 7th                                            1995; prior to 1995, Vice President of
Street, #5030                                           Advisers and Investors.
Minneapolis,
Minnesota

Nicholas L. M. de         32         Vice President     Vice President of Advisers since 1995;
Peyster                                                 prior to 1996, Vice President, Equities,
One Chase Manhattan                                     Fortis Asset Management.
Plaza
New York, New York

Diane M. Gotham           40         Vice President     Vice President of Advisers since 1998;
90 South 7th                                            from 1994 to 1998, securities analyst for
Street, #5030                                           Advisers.
Minneapolis,
Minnesota

Laura E. Granger          37         Vice President     Vice President of Advisers since 1998;
One Chase Manhattan                                     from 1993 to 1998, portfolio manager,
Plaza                                                   General Motors Investment Management, New
New York, New York                                      York, NY.

Maroun M. Hayek           50         Vice President     Vice President of Advisers; prior to
One Chase Manhattan                                     August 1996, Vice President, Fixed Income,
Plaza                                                   Fortis Asset Management.

                                     POSITION WITH
NAME AND ADDRESS          AGE          THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------          ---        -------------         -----------------------------------------
New York, New York

Robert C. Lindberg        46         Vice President     Vice President of Advisers since 1993.
One Chase Manhattan
Plaza
New York, New York

Charles L.                56         Vice President     Vice President of Advisers since 1996;
Mehlhouse                                               prior to March 1996, Portfolio Manager to
One Chase Manhattan                                     Marshall & Ilsley Bank Corporation,
Plaza                                                   Milwaukee, WI.
New York, New York

Kevin J. Michels          47         Vice President     Vice President of Advisers since 1995.
One Chase Manhattan                                     Prior to 1996, Vice President,
Plaza                                                   Administration, Fortis Asset Management.
New York, New York

Christopher J.            35         Vice President     Vice President of Advisers since 1996;
Pagano                                                  prior to March 1996, Government Strategist
One Chase Manhattan                                     for Merrill Lynch, New York, N.Y.
Plaza
New York, New York

Stephen M. Rickert        55         Vice President     Vice President of Advisers since 1995;
One Chase Manhattan                                     from 1994 to 1996, Corporate Bond Analyst,
Plaza                                                   Fortis Asset Management.
New York, New York

Michael J.                47         Vice President     Vice President of Advisers since 1998;
Romanowski                                              from October 1995 to March 1998, Portfolio
One Chase Manhattan                                     Manager, Value Line, New York, NY; prior
Plaza                                                   to October 1995, securities analyst,
New York, New York                                      Conning & Co., Hartford, CT.

Ho Wang                   51         Vice President     Vice President of Advisers since 1998;
One Chase Manhattan                                     from 1995 to 1998, senior securities
Plaza                                                   analyst, Lord, Abbett & Co., New York, NY;
New York, New York                                      prior to 1995, portfolio manager, New York
                                                        Life, New York, NY.

Christopher J.            38         Vice President     Vice President of Advisers since 1995;
Woods                                                   prior to 1996, Vice President, Fixed
One Chase Manhattan                                     Income, Fortis Asset Management.
Plaza
New York, New York

Robert W. Beltz,          49         Vice President     Vice President - Securities Operations of
Jr.                                                     Advisers and Investors.
500 Bielenberg
Drive
Woodbury, Minnesota

Peggy E. Ettestad         41         Vice President     Senior Vice President, Operations of
500 Bielenberg                                          Advisers; prior to March 1997, Vice
Drive                                                   President G.E. Capital Fleet Services,
Woodbury, Minnesota                                     Minneapolis, MN.


Tamara L. Fagely          40         Vice President     Vice President of Advisers and Investors
500 Bielenberg                        and Treasurer     since 1998; prior thereto, Second Vice
Drive                                                   President of Advisers and Investors.
Woodbury, Minnesota

Dickson Lewis             49         Vice President     Senior Vice President, Marketing and Sales
500 Bielenberg                                          of Advisers; from 1993 to July 1997,
Drive                                                   President and Chief Executive Officer
Woodbury, Minnesota                                     Hedstrom/Blessing, Inc., a marketing
                                                        communications company, Minneapolis, MN.

David A. Peterson         56         Vice President     Vice President and Assistant General
500 Bielenberg                                          Counsel, Fortis Benefits Insurance
Drive                                                   Company.
Woodbury, Minnesota

Scott R. Plummer          39         Vice President     Vice President since 1998, Associate
500 Bielenberg                                          General Counsel since 1998 and Assistant
Drive                                                   Secretary of Advisers; prior thereto,
Woodbury, Minnesota                                     Second Vice President and Corporate
                                                        Counsel of Advisers.

Rhonda J. Schwartz        40         Vice President     Senior Vice President and General Counsel
500 Bielenberg Drive                                    of Advisers; Senior Vice President and
                                                        General Counsel, Life and Investment Products,

                                     POSITION WITH
NAME AND ADDRESS          AGE          THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------          ---        -------------         -----------------------------------------
                                                        Fortis Benefits Insurance
Woodbury, Minnesota                                     Company and Vice President and General
                                                        Counsel, Life and Investment Products,
                                                        Time Insurance Company; from 1993 to
                                                        January 1996, Vice President, General
                                                        Counsel, Fortis, Inc.

Melinda S. Urion          45         Vice President     Since December 1997, Senior Vice President
500 Bielenberg                                          and Chief Financial Officer of Advisers.
Drive                                                   Prior to December 1997, Senior Vice
Woodbury, Minnesota                                     President of Finance and Chief Financial
                                                        Officer, American Express Financial
                                                        Corporation; prior to 1995, Corporate
                                                        Controller, American Express Financial
                                                        Corporation.

Michael J. Radmer         53         Secretary          Partner, Dorsey & Whitney LLP, the Fund's
220 South Sixth                                         General Counsel.
Street Minneapolis,
Minnesota

-------------------
* Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Advisers and Fortis Series because he holds certain positions including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and Fortis Series because he holds certain positions including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers.

     Each director who is not affiliated with Advisers or Investors receives a monthly fee of $700 from Fortis Series, $100 per meeting attended from Fortis Series, and $100 per committee meeting attended from Fortis Series (and reimbursement of travel expenses to attend meetings). Each such director also receives a monthly fee, a meeting fee and a committee meeting fee from each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Series during the fiscal year ended December 31, 1998, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1998. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. No executive officer receives any compensation from the Funds.

                               AGGREGATE                TOTAL
                             COMPENSATION           COMPENSATION
                                 FROM                   FROM
    DIRECTOR                 FORTIS SERIES          FUND COMPLEX*
    --------                 -------------          ------------
Richard W. Cutting                 $                   $30,200
Dr. Robert M. Gavin                $                   $29,200
Jean L. King                       $                   $30,200
Edward M. Mahoney                  $                   $29,200
Robb L. Prince                     $                   $29,200
Leonard J. Santow                  $                   $29,050
Joseph M. Wikler                   $                   $30,300

---------------
* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.

     During the fiscal year ended December 31, 1998, Fortis Series paid $____ in legal fees and expenses to a law firm of which the Funds' Secretary is a partner.

     Directors Gavin, Kopperud, Mahoney and Prince are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

                          PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 1999, less than 1% of the outstanding shares of Fortis Series were attributable to Contracts owned of record or beneficially by the directors and executive officers as a group. The directors and executive officers otherwise do not own any of the outstanding shares of Fortis Series.

   On December 31, 1998, no person to the knowledge of Fortis Series' owned beneficially as much as 5% of the outstanding shares of any Fund.

                       INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of Fortis Series since its inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of December 31, 1998, Advisers managed thirty-three investment company portfolios with combined net assets of approximately $6.4 billion.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

     Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

     Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis (NL) N.V. of The Netherlands and Fortis (B) of Belgium.

     Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL) N.V. and Fortis (B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     Advisers acts as investment adviser and manager of each of the Series under separate Investment Advisory and Management Agreements. These agreements are individually referred to as an "Agreement" and collectively referred to as "Agreements." The Agreements will terminate automatically in the event of their assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular Series, by vote of a majority of the outstanding voting securities of the applicable Series, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to Fortis Series. Unless sooner terminated, each Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular Series, by vote of a majority of the outstanding voting securities of the applicable Series, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Agreements collectively provide for an investment advisory and management fee calculated as described in the following table.

                                                                ANNUAL
                                                              INVESTMENT
                                                             ADVISORY AND
     SERIES                   AVERAGE NET ASSETS            MANAGEMENT FEE
     ------                   ------------------            --------------
Money Market Series           For the first $500 million         .30%
                              For assets over $500 million       .25%
U.S. Government Securities    For the first $50 million          .50%
  Series                      For assets over $50 million        .45%
Diversified Income Series     For the first $50 million          .50%
                              For assets over $50 million        .45%
Global Bond Series            For the first $100 million         .75%
                              For assets over $100 million       .65%
High Yield Series             For the first $250 million         .50%
                              For assets over $250 million       .45%
Global Asset Allocation       For the first $100 million         .90%
  Series                      For assets over $100 million       .85%
Asset Allocation Series       For the first $250 million         .50%
                              For assets over $250 million       .45%
Value Series                  For the first $100 million         .70%
                              For assets over $100 million       .60%
Growth & Income Series        For the first $100 million         .70%
                              For assets over $100 million       .60%
S&P 500 Index Series          All levels of assets               .40%
Blue Chip Stock Series        For the first $100 million         .90%
                              For assets over $100 million       .85%
International Stock Series    For the first $100 million         .85%
                              For assets over $100 million       .80%
Mid Cap Stock Series          For the first $100 million         .90%
                              For the next $150 million          .85%
                              For assets over $250 million       .80%
Small Cap Value Series        For the first $50 million          .90%
                              For assets over $50 million        .85%



Global Growth Series          For the first $500 million         .70%
                              For assets over $500 million       .60%
Large Cap Growth Series       For the first $100 million         .90%
                              For the next $100 million          .85%
                              For assets over $200 million       .80%
Growth Stock Series           For the first $100 million         .70%
                              For assets over $100 million       .60%
Aggressive Growth Series      For the first $100 million         .70%
                              For assets over $100 million       .60%

     During the fiscal years ended December 31, 1996, 1997 and 1998, the Series paid the following investment advisory and management fees to Advisers.


SERIES                             1996                1997           1998
------                             ----                ----           ----
Money Market                  $   57,756          $  191,433
U.S.Government Securities        786,612             687,529
Diversified Income               503,938             488,855
Global Bond(2)                   131,386             149,694
High Yield                       171,148             258,195
Global Asset Allocation          258,678             406,583
Asset Allocation               1,794,647           2,102,625
Value(1)                          32,997             230,143
Growth & Income                  660,575           1,250,461
S&P 500 Index(1)                  34,900             251,081
Blue Chip Stock(1)                66,780             407,113
International Stock              317,951             571,117
Mid Cap Stock                          *                   *
Small Cap Value                        *                   *
Global Growth                  1,888,142           2,416,410
Large Cap Growth                       *                   *
Growth Stock                   3,734,829           4,268,503
Aggressive Growth                535,835             735,430

* Not in existence during this period.
(1) Inception date: May 1, 1996.

Advisers, at its own expense, furnishes suitable office space, facilities, equipment, administrative services, and clerical and other personnel as may be required for the management of the affairs and business of Fortis Series, and acts as Fortis Series' registrar, transfer agent, and dividend disbursing agent. Fortis Series pays all its expenses which are not expressly assumed by Advisers or Investors. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of Fortis Series who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Series and its shares for distribution under Federal securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing Contract owners, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders and Contract owners, shareholders' meetings, and proxy solicitations. Fortis Series is also liable for such nonrecurring expenses as may arise, including litigation to which it may be a party. Fortis Series may have an obligation to indemnify its directors and officers with respect to such litigation.

SUB-ADVISORY AGREEMENTS

Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series,
Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series have retained sub-advisers under investment sub-advisory agreements and for Small Cap Value Series the sub-adviser has entered into a sub-management agreement with a manager (such agreements are collectively referred to as the "Sub-Advisory Agreements"). Each Sub-Advisory Agreement will terminate automatically upon the termination of the Investment Advisory and Management Agreement between Fortis Series and Advisers, and in the event of its assignment. In addition, the Sub-Advisory Agreements are terminable at any time, without penalty, by the Board of Directors, by Advisers or by a vote of the majority of the applicable Series' outstanding voting securities on 60 days' written notice to such Series' sub-adviser and by a sub-adviser on 60 days' written notice to Advisers. Unless sooner terminated, the Sub-Advisory Agreements shall continue in effect from year to year if approved at least annually by the Board of Directors of Fortis Series or by a vote of a majority of the outstanding voting securities of the applicable Series, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Sub-Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval.

     For their services, the sub-advisers receive a fee from Advisers (such amounts are payable out of the advisory fees received by Advisers for the same period and are not in addition to such amounts). From its advisory fee, Advisers pays fees to each of the sub-advisers calculated as described below:

                                                               ANNUAL
     SERIES                     SUB-ADVISER              AVERAGE NET ASSETS          SUB-ADVISORY FEE
Global Bond Series              Mercury               For the first $100 million           .350%
                                                      For assets over $100 million         .225%
Global Asset Allocation         Morgan Stanley        For the first $100 million           .500%
Series                                                For assets over $100 million         .400%
S&P 500 Index Series            Dreyfus               All levels of assets                 .170%
Blue Chip Stock Series          T. Rowe Price         For the first $100,000,000           .500%
                                                      For assets over $100,000,000         .450%
International Stock Series      Lazard                For the first $100 million           .450%
                                                      For assets over $100 million         .375%


Mid Cap Stock Series            Dreyfus               For the first $100 million           .500%
                                                      For the next $150 million            .450%
                                                      For assets over $250 million         .400%
Small Cap Value Series          Berger                For the first $50 million            .500%
                                Associates            For assets over $50 million          .450%

Large Cap Growth Series         Alliance              For the first $100 million           .500%
                                                      For the next $100 million            .450%
                                                      For assets over $200 million         .400%

     For the Small Cap Value Series, Berger Associates pays Perkins, Wolf, McDonnell & Company (the "Manager") an amount equal to .25 of 1% of the Series first $50 million of average daily net assets and .225 of 1% of the Series' net assets in excess of $50 million.

     During the fiscal year ended December 31, 1998, Advisers paid advisory fees to the sub-advisers of Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series and International Stock
Series in the following amounts: [information to be provided]    During the
fiscal year ended December 31, 1997, Advisers paid advisory fees to the sub-advisers of Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series and International Stock Series in the amount of $69,898, $225,590, $105,647, $209,455 and $302,356, respectively.
During the fiscal year ended December 31, 1996, Advisers paid advisory fees to the sub-advisers of Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series and International Stock Series in the amount $61,272, $144,079, $14,834, $37,202 and $168,327, respectively.

EXPENSES

     Expenses that relate exclusively to a particular Series, such as custodian charges and registration fees for shares, are charged to that Series. Other expenses of Fortis Series are allocated between the Series in an equitable manner as determined by officers of Fortis Series under the supervision of the Board of Directors, usually on the basis of net assets or number of contract holders.

     Advisers bears the costs of acting as Fortis Series transfer agent, registrar, and dividend agent. Investors has agreed to pay all expenses of distributing Fortis Series' shares, including, but not limited to, costs of printing and distributing prospectuses to new Contract owners. Pursuant to a separate Distribution Agreement between Fortis Benefits and investors, Fortis Benefits reimburses Investors for these costs and expenses with respect to variable life insurance policies issued by Fortis Benefits or pays them on Investors' behalf.

     Out of its advisory fee, but not in excess thereof, Advisers has agreed to reimburse Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series for their expenses, until their net assets first reach $10 million, to the extent that the expenses of the applicable Series (including the investment advisory fees, but excluding interest, taxes, brokerage fees, and commissions) exceed an amount equal, on an annual basis, to 1.25% of the average daily net assets of the applicable Series. In addition to this expense reimbursement, Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to Fortis Series.

     Although investment decisions for each Series are made independently from those of the other Series or those of other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one Series, fund, or account. If and when two or more Series, funds, or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each Series, fund, or account. The simultaneous purchase or sale of the same securities by a Series and another Series, fund, or account may have a detrimental effect on the Series, as this may affect the price paid or received by the Series or the size of the position obtainable by the Series.

                      BROKERAGE ALLOCATION AND OTHER PRACTICES

     Advisers selects and (where applicable) negotiates commissions with broker-dealers who execute trades for each Fund. In selecting a broker-dealer to execute an equity trade, Advisers primarily considers whether the broker-dealer can provide best execution on the trade including best price for a security. Other factors that Advisers considers when selecting a broker-dealer for an equity trade include:

- competitive commissions commensurate with the value of research products and services provided to Advisers;
-    consistently good service quality;
-    adequate capital position;
-    broad market coverage;
-    continuous flow of information concerning bids and offers;
- the ability to complete, clear and settle trades in a timely and efficient manner;
-    capital usage;
-    specialized expertise;
-    access to new issues; and
-    the ability to handle large blocks of stock discreetly.

     For a Fund exclusively composed of debt, rather than equity securities, portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer charging a higher commission or offering a larger spread is more reliable or provides better execution than a broker-dealer charging a lower commission or offering a smaller spread, then Advisers may select the broker-dealer charging a higher commission or offering a larger spread for a particular equity or fixed income trade.

     Advisers may direct orders to broker-dealers who furnish research products and services to Advisers as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplements Advisers' own research and enables Advisers to obtain the views and information of others prior to making investment decisions for the Funds. During fiscal year ended September 30, 1998, the Fund did not pay any commissions to broker-dealers who provided research products and services to Advisers. Advisers has not entered and will not enter into any agreement with a broker-dealer that would prevent Advisers from obtaining best execution on a trade.

     Advisers will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to the accounts to which Advisers exercises investment discretion. In 1998, the Funds generally paid higher commissions than those obtainable from other broker-dealers in return for research products and services.

     Advisers believes that most research services obtained by it generally benefit several or all of the investment companies, insurance company accounts and private accounts which it manages, as opposed to solely benefitting one specific managed fund or account. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that were furnished to Advisers in 1998 include:

-    hard copy securities research services;
-    securities research software database services;
-    electronic securities trading networks; and
- statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios.

     If a broker-dealer furnishes Advisers with non-research products and services, Advisers will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research product and services.

     The Funds will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. No commissions were paid to any affiliate of Advisers during the fiscal years ended December 31, 1996, 1997 and 1998 for any Fund.

     From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of their regular brokers or dealers or parent companies of such brokers or dealers during the fiscal year ended December 31, 1998:

                              Value of Securities
Name of Issuer                Owned at Year End
--------------                -------------------

[information to be provided]

     Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple portfolios, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, each participating portfolio will receive the same average price for the securities purchased or sold.

     Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include: (i) the cash position of the portfolios involved in the transaction; and (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective.

     Generally, Fortis Series pays higher commissions than the lowest rates available. Morgan Stanley has agreements in place with several broker-dealers that relate to equity trades directed by Morgan Stanley. Berger Associates has informal agreements in place with several broker-dealers that relate to equity trades directed by Berger Associates. Under these agreements, the brokers pay for services which assist the investment manager (Morgan Stanley and Berger Associates) in making investment decisions. The brokers are obligated to achieve best execution and the commission rates charged by the brokers are comparable to those charged by brokers with which there is no such agreement.

     Some Series paid brokerage commissions during the periods and in the amounts listed below:

                                    Fiscal year      Fiscal year   Fiscal year  Series End
                                    -----------      -----------   -----------  ----------
Global Asset Allocation            $     29,730      $  47,973     $



Asset Allocation                        216,651        311,739
Value Series                           20,397(1)     119,158
Growth & Income                       112,773        114,941
S&P 500 Index                          19,233(1)      60,463
Blue Chip Stock                        12,981(1)      46,609
International Stock                   126,800        145,900
Global Growth                         272,063        485,715
Growth Stock                          323,731        311,310
Aggressive Growth                      50,376         47,456
Mid Cap Stock Series                           (2)
Small Cap Value Series                       (2)
Large Cap Growth Stock Series                (2)

* Not in existence during this period.
(1) Inception date: May 1, 1996.
(2) Inception date: __________________, 1998

     Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series and High Yield Series did not pay any brokerage commissions for the fiscal years end ed December 31, 1996, 1997 or 1998.

                                   CAPITAL STOCK

     Fortis Series' shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. as 5% of the outstanding Shares of any Series.

     Fortis Series currently has eighteen Series, each constituting a separate series of shares. Under Fortis Series' Articles of Incorporation, the Board of Directors is authorized to create new series in addition to those already existing without the approval of the shareholders of Fortis Series. Each share of stock will have a pro-rata interest in the assets of the Series to which the stock of that series relates and will have no interest in the assets of any other Series. In the event of liquidation, each share of a Series would have the same rights to dividends and assets as every other share of that Series.

     Each share of a Series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Series' shares. On some issues, such as the election of directors, all shares of Fortis Series vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     On an issue affecting only a particular Series, the shares of the affected Series vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Series.

     Fortis Series is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of Fortis Series may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Fortis Series. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at Fortis Series' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

                                 PRICING OF SHARES

     On December 31, 1998, each Series' net asset value per share was calculated as shown below.

MONEY MARKET SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

U. S. GOVERNMENT SECURITIES SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

DIVERSIFIED INCOME SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

GLOBAL BOND SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

HIGH YIELD SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

GLOBAL ASSET ALLOCATION SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

ASSET ALLOCATION SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

VALUE SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )


GROWTH & INCOME SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

S& P 500 INDEX
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

BLUE CHIP STOCK SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

INTERNATIONAL STOCK SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

MID CAP STOCK SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

SMALL CAP VALUE SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

GLOBAL GROWTH SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

LARGE CAP GROWTH
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

GROWTH STOCK SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

AGGRESSIVE GROWTH SERIES
     Net Assets ($                      )    =    Net Asset Value per Share ($ )
     ------------------------------------
     Shares Outstanding (               )

     The primary close of trading currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of Fortis Series after the beginning of each day the New York Stock Exchange (the "Exchange") is open for trading is based on net asset value determined as of the close of regular trading (currently 3:00 P.M. Central Time) on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading. Generally, the net asset value of each Series' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the portfolio securities will not materially affect the current net asset value of the Series' shares; or (ii) on days during which no such Series' shares are tendered for redemption and no orders to purchase or sell such Series' shares are received by Fortis Series.

                                REDEMPTION OF SHARES

     The right of the Separate Account to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the Exchange is restricted as determined by the Securities and Exchange Commission or when such Exchange is closed (other than customary weekend or holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Series' securities or determination of the net asset value of each Series is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Series.

     Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by Fortis Series of securities owned by it is not reasonably practicable, or it is not reasonably practicable for Fortis Series fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                      TAXATION

     The Series have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as each Series so qualifies, the Series is not taxed on the income it distributes to the shareholders. Generally, in order to qualify as a regulated investment company, a Series must derive at least 90 percent of its gross income from dividends, interest, and gains from the sale or other disposition of stock or securities or other income derived with respect to its investing in such stock or securities. Being qualified as a regulated investment company does not mean that the Internal Revenue Service supervises Fortis Series or approves its policies.

     Under the Code, each Series will generally be treated as a separate entity for federal tax purposes. Therefore, each Series will be treated separately in determining whether it qualifies as a regulated investment company and in determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve each Series of any federal income tax liability.

     Pursuant to the Code, each Series will be subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which a Series pays income tax. In order to avoid the imposition of this excise tax, each Series generally must declare dividends by the end of a calendar year representing 98 percent of the Series' ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     The Code imposes certain diversification requirements on the investments of segregated asset accounts underlying variable annuity and life insurance contracts. Treasury Regulations interpret those requirements. Under the Code and the Regulations, if a variable contract is based in part or in whole on a segregated asset account that fails to meet the diversification standards, the variable contract will not be treated as an annuity or life insurance contract for federal income tax purposes. As a consequence, the income on the contract for any taxable year, whether or not distributed, will be treated as ordinary income received by the Contract owner during such year.

     As a general rule, each Series may invest not more than 55% of the value of its total assets in the securities of a single issuer, not more than 70% of the value of its total assets in the securities of any two issuers, not more than 80% of the value of its total assets in the securities of any three issuers, and not more than 90% of the value of its total assets in the securities of any four issuers. Under the Code and the Regulations, for purposes of the diversification tests, the securities of each agency or instrumentality of the U.S. government are considered the securities of a separate issuer. Each Series intends to satisfy either the diversification test described above or an alternative diversification test provided by the Code, so that the variable contracts invested in each Series will be treated as variable contracts under the Code and the income earned with respect to the contracts will not be currently taxable to the Contract owners.

     If a Series invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of such Series. Generally, original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Series acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Series' hands, equal to the difference between the "adjusted issue price" of the bond at the time the Series acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Series is required to accrue as ordinary interest income a portion of such original issue discount even though such Series receives no cash currently as interest payments on the obligation. Similarly, in the case of PIKs, Series are required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIKs, even though they receive no cash.

     Because each Series is required to distribute substantially all of its net investment income (including accrued original issue discount and interest income attributable to PIKs) in order to be taxed as a regulated investment company, a Series having such income may be required to distribute an amount greater than the total cash income the Series actually receives. Accordingly, in order to make the required distribution, the Series may be required to borrow or liquidate securities.

     For Federal income tax purposes the Series had the following capital loss carryovers at December 31, 1998, which, if not offset by subsequent
capital gains, will expire in 199   through 200   .  It is unlikely the Board
of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.

Money Market Series
U.S. Government Securities Series
Diversified Income Series
Blue Chip Stock Series
Global Growth Series
Aggressive Growth Series

                                    UNDERWRITER

     Investors has entered into an Underwriting Agreement for the sale and distribution of the Series' shares. This Underwriting Agreement may be terminated by Fortis Series or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Underwriting Agreement requires Investors to pay all promotional expenses in connection with the distribution of the Fortis Series' shares, including printing and distributing prospectuses and shareholder reports to new Policy owners and the costs of sales literature. Pursuant to a separate distribution agreement between Fortis Benefits and Investors, Fortis Benefits reimburses Investors for these expenses or pays them on Investors' behalf, to the extent they involve shares issued to fund variable life insurance policies issued by Fortis Benefits.

     In the Underwriting Agreement, Investors undertakes to indemnify Fortis Series against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon Fortis Series in any way arising out of or in connection with the sale or distribution of the Fortis Series' shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with Fortis Series but not with Investors.

                              PERFORMANCE INFORMATION

     The Series may refer to or advertise average annual total return and cumulative return. Certain Series may provide yield calculations. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any Series will fluctuate, so that shares when redeemed may be worth more or less than their original cost.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       CTR  =  ( ERV - P )  100
                                 -------
                                    p

Where:    CTR   = Cumulative total return
          ERV   = ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period; and
           P    = initial payment of $1,000

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total return of each Series for the period from inception through December 31, 1998:

                                             CUMULATIVE TOTAL RETURN
                                             -----------------------
           Money Market (7)
           U. S. Government Securities (7)
           Diversified Income (1)
           Global Bond (2)
           High Yield (3)
           Global Asset Allocation (2)
           Asset Allocation (7)
           Value (4)
           Growth & Income (3)
           S&P 500 Index (4)
           Blue Chip Stock (4)
           International Stock (2)
           Mid Cap Stock (6)
           Small Cap Value (6)
           Global Growth (5)
           Large Cap Growth (6)

           Growth Stock (7)
           Aggressive Growth (3)
           (1)Inception date: May 2, 1988.
           (2)Inception date: January 3, 1995.
           (3)Inception date: May 2, 1994.
           (4)Inception date: May 1, 1996.
           (5)Inception date: May 1, 1992.
           (6)Inception date:                     .
                             ----------------------
           (7)Inception date:                     .
                             ----------------------

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                       n
                                 P(1+T)   =  ERV

Where:  P    = a hypothetical initial payment of $1,000
        T    = average annual total return;
        n    = number of years; and
       ERV   = ending redeemable value at the end of the
               period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following tables set forth the average annual total returns for each Series for one year, five years and since inception (10 years with respect to Money Market Fund, U.S. Government Securities Fund, Asset Allocation Fund and Growth Stock Fund) for the period ending December 31, 1998.

                                             AVERAGE ANNUAL TOTAL RETURNS
                                      ------------------------------------------
                                                                 10 YEARS/SINCE
                                        1 YEAR        5 YEARS       INCEPTION
                                        ------        -------       ---------

     Money Market
     U. S. Government Securities
     Diversified Income (1)
     Global Bond (2)
     High Yield (3)
     Global Asset Allocation (2)
     Asset Allocation
     Value (4)
     Growth & Income (3)
     S&P 500 Index (4)
     Blue Chip Stock (4)
     International Stock (2)
     Mid Cap Stock (6)


     Small Cap Value (6)
     Global Growth (5)
     Large Cap Growth (6)
     Growth Stock
     Aggressive Growth (3)
     (1)Inception date: May 2, 1988.
     (2)Inception date: January 3, 1995.
     (3)Inception date: May 2, 1994.
     (4)Inception date: May 1, 1996.
     (5)Inception date: May 1, 1992.
     (6)Inception date:                          .
                         -------------------------

     The yield refers to the income generated by an investment over a 30-day (or one month) period. It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                                             6
                         Yield = 2 [(a-b + 1)  - 1]
                                     ---
                                     cd

Where:    a   = dividends and interest earned during the period;
          b   = expenses accrued for the period (net of reimbursements);
          c   = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
          d   = the maximum offering price per share on the last day of the period.

     The Funds' yields for the 30-day period ended December 31, 1998, were:

                 Money Market Series                      %
                 U.S. Government Securities Series        %
                 Diversified Income Series                %
                 Global Bond Series                       %
                 High Yield Series                        %

Current yield (calculated over a seven-day period) is a percentage computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent. Effective yield (calculated over a seven-day period) is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

              Effective Yield =  [ (Base Period Return +1) 365/7 ]  -1

     The Series also may quote annual yield figures, calculated similarly to the above methods.

     Current yield information is useful in reviewing performance, but because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time and may be insured and the current yield is not necessarily representative of future results.

     The Series may advertise their relative performance as compiled by outside organizations or refer to publications which have mentioned its performance. Fortis Series may refer to the rating services listed below.

                 RATINGS SERVICE
          Lipper Analytical Services, Inc.
          CDA/Wiesenberger
          Morningstar Publications, Inc.
          Johnson's Charts

     Opportunity and Masters are two separate annuities with distinct features and charges. This material must be preceded or accompanied by a Masters or Opportunity annuity brochure.

     For more complete information about Fortis annuities including charges and expenses, send for a prospectus from Fortis Investors, Inc. P.O. Box 64284, St. Paul, MN 55164. Read it carefully before you invest.

     This investment is not FDIC insured, is not an obligation of, nor guaranteed by any bank or financial institution, and involves investment risks, including possible loss of principal.

                                FINANCIAL STATEMENTS

     The audited financial statements as of December 31, 1998, as set forth in Fortis Series' 1998 Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of Fortis Series, and given on the authority of such firm as experts in accounting and auditing.

                              OTHER SERVICE PROVIDERS

     U.S. Bank National Association, 601 Second Avenue South, Minneapolis, MN 55480 acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds.

                          LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director of Fortis Series owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Series limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                               ADDITIONAL INFORMATION

     The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                                                      APPENDIX A

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by the Series is "covered" if the Series owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or) is greater than the exercise price of the call written if the difference is maintained by the Series in cash and high grade government securities in a segregated account with its custodian. A put option written by the Series is "covered" if the Series maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York

Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS OF STOCK INDEXES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The Series will cover all options on stock indexes by owning securities whose price changes, in the opinion of Advisers (or a sub-adviser, if applicable), are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but maybe as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

Interest rate Futures Contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate Futures Contracts include contracts on indexes of municipal securities. Foreign currency Futures Contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

A stock index or Eurodollar Futures Contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad-based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position. A position in an Option on a Futures Contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on United States exchanges are traded on the same contract market as the underlying Futures Contract and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

An option, whether based on a Futures Contract, a stock index, or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

A foreign currency forward exchange contract (a "Forward Contract") is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Forward Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers exercising purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Forward Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Forward Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Forward Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

Prior to the stated maturity date of a Forward Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, nonrefundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contract, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position, unless the institution acts as broker and is able to find another counter party willing to enter into the transaction with the Series. Where no such counter party is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

                                                                      APPENDIX B

COMMERCIAL PAPER RATINGS

Standard & Poor's Rating Services. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into categories ranging from "A" for the highest quality obligations to "D" for the lowest.

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign designation.

"A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Moody's Investors Service, Inc. Moody's short-term debt ratings are opinions of the ability of the issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     "Prime-1" Superior ability for repayment of senior short-term debt obligations.

     "Prime-2" Strong ability for repayment of senior short-term debt obligations.

     "Prime-3" Acceptable ability for repayment of senior short-term debt obligations.

CORPORATE BOND RATINGS

Note: Standard & Poor's Corporation ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc. applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services. Its ratings for corporate bonds have the following definitions:

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The
"BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating "CI" is reserved for income bonds on which no interest is being paid.

Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

"NO" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Mood's Investors Service, Inc. Its ratings for corporate bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e.,they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bond which rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (Moody's ratings Aaa, Aa, A and Baa, and Standard & Poor's ratings AAA, AA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

PREFERRED STOCK RATINGS

Note: Standard & Poor's Corporation ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc. applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services. Its ratings for preferred stock have the following definitions:

An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                       PART C

                              Fortis Series Fund, Inc.

                                 OTHER INFORMATION

ITEM 23.  EXHIBITS
     THE FUND IS FILING OR INCORPORATING BY REFERENCE THE FOLLOWING EXHIBITS:

     (a).1     Amended and Restated Articles of Incorporation (1)
     (a).2 Certification of Designation of Series G Common Shares, Series H Common Shares and Series I Common Shares dated 4/20/94 (1)
     (a).3 Certification of Designation of Series J Common Shares, Series K Common Shares and Series L Common Shares dated 10/3/94 (1)
     (a).4 Certification of Designation of Series M Common Shares, Series N Common Shares and Series O Common Shares dated 4/11/96 (2)
     (a).5 Certification of Designation of Series P Common Shares, Series Q Common Shares and Series R Common Shares dated 4/13/98 (3)
     (b)       Amended and Restated Bylaws (amended 3/19/98) (3)
     (c)       Instruments Defining Rights of Security Holders - not applicable
     (d).1 Form of Investment Advisory and Management Agreement between the Registrant and Fortis Advisers, Inc. *
     (d).2 Form of Investment Advisory and Management Agreement between the Registrant and Fortis Advisers, Inc. (on behalf of High Yield Series, Growth & Income Series and Aggressive Growth Series) *
     (d).3 Form of Investment Advisory and Management Agreement between the Registrant and Fortis Advisers, Inc. (on behalf of International Stock Series, Global Bond Series and Global Asset Allocation Series) *
     (d).4 Investment Advisory and Management Agreement between the Registrant and Fortis Advisers, Inc. (on behalf of Small Cap Value Series, Mid Cap Stock Series and Large Cap Growth Series) dated 4/2/98 (3)
     (d).5 Form of Investment Sub-Advisory and Management Agreement between Fortis Advisers, Inc. and Lazard Freres Asset Management (on behalf of International Stock Series) *
     (d).6 Form of Investment Sub-Advisory and Management Agreement between Fortis Advisers, Inc. and Warburg Investment Management International Ltd. (on behalf of Global Bond Series) *
     (d).7 Form of Investment Sub-Advisory and Management Agreement between Fortis Advisers, Inc. and Morgan Stanley Asset Management Limited (on behalf of Global Asset Allocation Series) *
     (d).8 Form of Investment Advisory and Management Agreement between the Registrant and Fortis Advisers, Inc. for Value Series, S&P 500 Index Series and Blue Chip Stock Series (1)

     (d).9 Investment Sub-Advisory and Management Agreement between Fortis Advisers, Inc. and The Dreyfus Corporation (on behalf of S&P 500 Index Series) dated 3/22/96 (2)
     (d).10 Investment Sub-Advisory and Management Agreement between Fortis Advisers, Inc. and T. Rowe Price Associates, Inc. (on behalf of Blue Chip Stock Series) dated 3/22/96 (2)
     (d).11 Investment Sub-Advisory and Management Agreement between Fortis Advisers, Inc. and The Dreyfus Corporation (on behalf of Mid Cap Stock Series) dated 4/3/98 (3)
     (d).12 Investment Sub-Advisory and Management Agreement between Fortis Advisers, Inc. and Berger Associates, Inc. (on behalf of Small Cap Value Series) dated 4/2/98 (3)
     (d).13 Investment Sub-Advisory and Management Agreement between Fortis Advisers, Inc. and Alliance Capital Management L.P. (on behalf of Large Cap Growth Series) dated 4/2/98 (3)
     (d).14 Sub-Management Agreement between Berger Associates, Inc. and Perkins, Wolf, McDonnell & Company (on behalf of Small Cap Value Series) dated 4/2/98 (3)
     (e).1     Form of Underwriting and Distribution Agreement (1)
     (e).2     Dealer Sales Agreement *
     (f)       Bonus or Profit Sharing Contracts -not applicable
     (g).1     Custody Agreement dated 3/21/92 (2)
     (g).2     Exhibit A amended 4/2/98 to Custody Agreement (3)
     (g).3 Custody Agreement for Global Growth Series, International Stock Series, Global Bond Series, Global Asset Allocation Series and Blue Chip Stock Series dated 3/27/96 (2)
     (h)       Other Material Contracts - not applicable
     (i).1     Opinion and Consent of Dorsey & Whitney LLP *
     (i).2 Opinion and Consent of Dorsey & Whitney LLP for Series J, Series K and Series L Common Shares *
     (i).3 Opinion and Consent of Dorsey & Whitney LLP for Series M, Series N and Series O Common Shares (2)
     (i).4 Opinion and Consent of Dorsey & Whitney LLP for Series P, Series Q and Series R Common Shares (3)
     (j)       Consent of KPMG Peat Marwick LLP  *
     (k)       Omitted Financial Statements - not applicable
     (l)       Initial Capital Agreements - not applicable
     (m)       Rule 12b-1 Plan - not applicable
     (n)       Financial Data Schedule - not applicable
     (o)       Rule 18f-3 Plan - not applicable
--------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 16, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.
(3) Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998
*    To be filed by amendment.
 .
ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
     THE FOLLOWING IS A LIST OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

     No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.   INDEMNIFICATION
     STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE FUND IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

     Paragraph 8(d) of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify such person for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations, or releases promulgated thereunder.

     The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purposes of determining either the presence of a quorum or such director's eligibility to be indemnified.

     In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

     (a) has not received indemnification for the same conduct from any other party or organization;
     (b)  acted in good faith;
     (c)  received no improper personal benefit;

     (d) in the case of criminal proceedings, has no reasonable cause to believe the conduct was unlawful;
     (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and
     (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

     ADVANCES. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

     UNDERTAKING. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
     DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE THAT EACH INVESTMENT ADVISER, AND EACH DIRECTOR, OFFICER OR PARTNER OF THE ADVISER, IS OR HAS BEEN ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.

     Information on the business of the Adviser, its directors and officers is
described in the Statement of Additional Information.   The following officers
are not listed in the Statement of Additional Information:

                                                  Other Business/Employment
Name                     Position with Adviser    During Past Two Years
----                     ---------------------    ---------------------
Michael D. O'Connor      Qualified Plan Officer   Qualified Plan Officer of
                                                  Fortis Benefits Insurance
                                                  Company
David C. Greenzang       Money Market Portfolio   Debt securities manager with
                           Officer                Fortis, Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE FUND) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING THE FUND'S SECURITIES ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR, OR INVESTMENT ADVISER.

     Investors also acts as the principal underwriter for: Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Income Portfolios, Inc., Fortis Securities, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Worldwide Portfolios, Inc., Fortis Growth Fund, Inc., Variable Account C of Fortis Benefits Insurance Company and Variable Account D of Fortis Benefits Insurance Company.

(b) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR EACH DIRECTOR, OFFICER, OR PARTNER OF EACH PRINCIPAL UNDERWRITER NAMED IN RESPONSE TO ITEM 20.

     In addition to those listed in the Statement of Additional Information with respect to Investors, the following are also officers of Investors. The principal business address of each individual is 500 Bielenberg Drive, Woodbury, Minnesota 55125.

Name and Principal       Positions and Offices    Positions and Offices
 Business Address           with Underwriter            with Fund
------------------       ---------------------    ---------------------
Carol M. Houghtby        Director, Vice President &       None
                           Treasurer
Roger W. Arnold          Senior Vice President            None
Peter M. Delehanty       Senior Vice President            None
John E. Hite             Vice President & Secretary       None

(c) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED, DIRECTLY OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.

     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
     STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PHYSICAL POSSESSION OF EACH ACCOUNT, BOOK, OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 31(a) AND THE RULES UNDER THAT SECTION.

     The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrant at Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, MN 55125.

ITEM 29.  MANAGEMENT SERVICES
     PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM FOR THE FUND FOR THE LAST THREE FISCAL YEARS.

     All contracts were discussed in Part A or B.

ITEM 30.  UNDERTAKINGS

(a) IN INITIAL REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT, PROVIDE AN UNDERTAKING TO FILE AN AMENDMENT TO THE REGISTRATION STATEMENT WITH CERTIFIED FINANCIAL STATEMENTS SHOWING THE INITIAL CAPITAL RECEIVED BEFORE ACCEPTING SUBSCRIPTIONS FROM MORE THAN 25 PERSONS IF THE FUND INTENDS TO RAISE ITS INITIAL CAPITAL UNDER SECTION 14(a)(3).

     Not applicable.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury and State of Minnesota on the 1st day of March 1999.

                                        FORTIS SERIES FUND, INC.
                                        (Registrant)


                                        By  /s/ Dean C. Kopperud
                                          -----------------------------
                                            Dean C. Kopperud, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

  /s/ Dean C. Kopperud                  President (principal
-------------------------------------   executive officer)        March 1, 1999
Dean C. Kopperud

  /s/ Tamara L. Fagely                  Treasurer (principal
-------------------------------------   financial and             March 1, 1999
Tamara L. Fagely                        accounting officer)

Richard W. Cutting*                     Director

Allen R. Freedman*                      Director

Robert M. Gavin*                        Director

Jean L. King*                           Director

Edward M. Mahoney*                      Director

Robb L. Prince*                         Director

Leonard J. Santow*                      Director

Joseph M. Wikler*                       Director


*By   /s/ Dean C. Kopperud                                        March 1, 1999
    ------------------------------------
     Dean C. Kopperud, Attorney-in-Fact
     (Pursuant to a Power of Attorney dated March 21, 1996)